MAYER, BROWN & PLATT
                                 1675 Broadway
                            New York, New York 10019-5820


SHANT H. CHALIAN                                              MAIN TELEPHONE
Direct Dial (212) 506-2624                                     212-506-2500
Direct Fax (212) 849-5824                                        MAIN FAX
schalian@mayerbrown.com                                        212-262-1910


                                                 October 21, 1997

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549-1004
Attention:  Filing Desk

Re:      Ethan Allen Interiors Inc.
         Preliminary Proxy Materials
         Commission File No. 1-11806

Ladies and Gentlemen:

         On behalf of Ethan Allen Interiors Inc., a Delaware corporation (the "Company") and in accordance with Rule 14a-6 of the Exchange Act of 1934, as amended, enclosed for filing please find a copy of a preliminary proxy statement relating to the Company's annual meeting of stockholders to be held on November 18, 1997.

         The Company  wishes to inform the  Securities  and Exchange  Commission
that  the  Company   anticipates   mailing  definitive  proxy  material  to  its
shareholders on or about October 31, 1997.

         Should you have any questions or comments concerning this filing, please do not hesitate to contact the undersigned at the number above.


                                           Very truly yours,


                                           /s/ Shant H. Chalian
                                           --------------------
                                           Shant H. Chalian

Enclosures

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]      Preliminary Proxy Statement        [ ]       Confidential, for
[ ]      Definitive Proxy Statement                   Use of Commission Only
[ ]      Definitive Additional Materials              (as permitted by Rule
[ ]      Soliciting Material Pursuant to               14a-6(e)(2))
         Rule 14a-11(c) or Rule 14a-12

                           ETHAN ALLEN INTERIORS INC.
                (Name of Registrant as Specified in its Charter)

                           ETHAN ALLEN INTERIORS INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ]      Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1)       Amount Previously Paid:

         2)       Form, Schedule or Registration Statement No.:

         3)       Filing Party:

         4)       Date Filed:

                           ETHAN ALLEN INTERIORS INC.
                                Ethan Allen Drive
                           Danbury, Connecticut 06811





                                                            October 31, 1997



Dear Shareholder:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders of Ethan Allen Interiors Inc. This meeting will be held at Ethan Allen's World Headquarters at Ethan Allen Drive, Danbury, Connecticut at 9:30 A.M. local time, on Tuesday, November 18, 1997.

         You will find information about the meeting in the enclosed Notice and Proxy Statement.

         Your vote is very important and we hope you will be able to attend the meeting. To ensure your representation at the meeting, even if you anticipate attending in person, we urge you to mark, sign, date and return the enclosed proxy card. If you attend, you will, of course be entitled to vote in person.


Sincerely,




M. Farooq Kathwari
Chairman of the Board,
Chief Executive Officer and
President

                           ETHAN ALLEN INTERIORS INC.
                                Ethan Allen Drive
                           Danbury, Connecticut 06811



                  NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS







TO THE SHAREHOLDERS OF
ETHAN ALLEN INTERIORS INC.


         The annual meeting of the shareholders of Ethan Allen Interiors Inc. will be held at the office of the Corporation at the Ethan Allen World Headquarters at Ethan Allen Drive, Danbury, Connecticut 06811 on Tuesday, November 18, 1997 at 9:30 A.M., local time, for the purpose of considering and acting upon the following:

         1.    The election of directors;

         2. Ratification of the appointment of KPMG Peat Marwick LLP as independent auditors for the 1998 fiscal year;

         3. Approval of the Incentive Performance Bonus Provisions of the New Employment Agreement effective as of July 1, 1997 for Mr. M. Farooq Kathwari - Chairman of the Board, Chief Executive Officer and President;

         4. Approval of Amendments to the 1992 Stock Option Plan to increase by 1,300,000 the number of authorized shares reserved for use in connection with the Stock Option Plan, state certain restrictions on grants to individual employees and make other amendments consistent with changes in law.

         5. Approval of an Amendment to the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 35,000,000 to 70,000,000, and

         6.    Such other business as may properly come before the meeting.

         The Board of Directors has fixed September 23, 1997 as the record date for determining shareholders entitled to notice of and to vote at the meeting. Shareholders are requested to mark, sign, date and return the enclosed proxy card. An envelope is provided requiring no postage for mailing in the United States. Your prompt response will be appreciated.



                                            Roxanne Khazarian
                                            Secretary


October 31, 1997
Ethan Allen Interiors Inc.
Ethan Allen Drive
Danbury, Connecticut  06811

                           ETHAN ALLEN INTERIORS INC.
                                Ethan Allen Drive
                           Danbury, Connecticut 06811

                                 PROXY STATEMENT

         The Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board of Directors") of Ethan Allen Interiors Inc., a Delaware corporation ("Company"), of proxies for use at the 1997 Annual Meeting of Shareholders of the Company to be held on November 18, 1997 and any adjournment thereof (the "Annual Meeting"). The Proxy Statement and accompanying form of proxy are first being mailed to shareholders on or about October 31, 1997.

                    VOTING SECURITIES; PROXIES; REQUIRED VOTE

Voting Securities

         The Board of Directors has fixed the close of business on September 23, 1997 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, the Company had outstanding 28,813,013 shares of common stock, par value $.01 per share (the "Common Stock"). The holders of Common Stock are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock are entitled to one vote per share.

Proxies

         M. Farooq Kathwari, Horace G. McDonell and Edward H. Meyer, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors of the Company to serve in such capacity. Each properly executed and returned proxy will be voted in accordance with the directions indicated thereon, or if no direction is indicated, such proxy will be voted in accordance with the recommendations of the Board of Directors contained in this Proxy Statement. Each shareholder giving a proxy has the power to revoke it at any time before the shares it represents are voted. Revocation of a proxy is effective upon receipt of the Secretary of the Company of either
(i) an instrument revoking the proxy or (ii) a duly executed proxy bearing a later date. Additionally, a shareholder may change or revoke a previously executed proxy by voting in person at the Annual Meeting.

Required Vote

         The Holders of at least one third of the outstanding shares of Common Stock represented in person or by proxy will constitute a quorum at the Annual Meeting. At the Annual Meeting, the vote of a majority in interest of the shareholders present in person or by proxy and entitled to vote thereon is required to elect directors, ratify the appointment of KPMG Peat Marwick LLP as the independent auditors of the Company's consolidated financial statements for the fiscal year ending June 30, 1998, approve the Incentive Performance Bonus Provisions of the New Employment Agreement for Mr. Kathwari, amend the 1992 Stock Option Plan, and amend the Certificate of Incorporation.

         The election inspectors appointed for the meeting will tabulate the votes cast in person or by proxy at the Annual Meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

       The Board of Directors is presently composed of seven members. The Restated Certificate of Incorporation of the Company divides the Board of Directors into three classes, as nearly equal in size as possible, with one class of Directors elected each year for a three-year term. The term of the Director in one class, which is composed of one Director, expires as of the Annual Meeting.

         One Director, William W. Sprague, is nominated for election at the Annual Meeting to a term as Director for three years. If for any reason the nominee becomes unable or unwilling to serve at the time of the meeting, the persons named in the enclosed proxy card will have discretionary authority to vote for a substitute nominee. It is not anticipated that the nominee will be unavailable for election.

         The following sets forth information as to the nominee for election at the Annual Meeting and each Director continuing in office, including his or her age, present principal occupation, other business experience during the last five years, directorships in other publicly held companies, membership on committees of the Board of Directors and period of service as a Director of the Company.

Nominee for Election at this Meeting to a Term Expiring in 2000

         William W. Sprague, 39, was initially elected as a director of the Company on June 30, 1989. He was previously designated as a Preferred Stock Director of the Company until the Company redeemed its Preferred Stock. In February 1996, Mr. Sprague founded Crest International Holdings, LLC, a private investment firm focusing on the media and telecommunications industries. Prior to that, he was a managing Director of Smith Barney Inc. from 1991, and a Vice President since April 1989. Prior to April 1989, Mr. Sprague was a Vice President of Kidder, Peabody & Co., Incorporated, which he joined in September 1984. Mr. Sprague is also a Director of CS Wireless Systems, Inc. and several other private businesses. He is a member of the Audit Committee.

Directors Whose Present Term will Continue Until 1998

         Clinton A. Clark, 55, was elected as a director of the Company on June 30, 1989. He was Chairman, President and Chief Executive Officer of Long John Silver's Restaurants, Inc. from 1990 through September 30, 1993. He is President and sole stockholder of Ironwood Equity Inc., a private investment company, since he founded the company in 1990. He has been the President and sole stockholder of CAC Investments, Inc., a private investment company, since he founded the company in January 1986. Prior to founding CAC Investments, Inc., Mr. Clark was President and Chief Executive Officer of The Children's Place, a retail chain selling children's apparel, which he founded in 1968. He is a director of Silver Diner Development Inc., and Kerkendall, Krouse and Clark, Inc. He is a member of the Audit Committee.

         Kristin Gamble, 51, was elected as a director of the Company on July 28, 1992. Since 1984, she has been President of Flood, Gamble Associates, Inc., which is an investment counseling firm. Ms. Gamble was Senior Vice President responsible for equity strategy and economic research with Manufacturers Hanover Trust Company from 1981 to 1984 and prior to that held various management positions with Manufacturers Hanover (1977-1981), Foley, Warendorf & Co., a brokerage firm (1976-1977), Rothschild, Inc. (1971-1976) and Merrill, Lynch, Pierce, Fenner & Smith (1968-1971). Since May 10, 1995, she has served as a member of the Board of Trustees of Federal Realty Investment Trust. She is a member of the Audit Committee and the Compensation Committee.

         Edward H. Meyer, 70, was elected as a director of the Company on May 30, 1991. He is President, Chairman of the Board, and Chief Executive Officer of Grey Advertising Inc. Mr. Meyer joined Grey Advertising in 1956 and in 1964 was appointed Executive Vice President for Account Services. He was elected

President in 1968 and Chief Executive Officer and Chairman of Grey Advertising in 1970. Grey Advertising performs advertising services for Ethan Allen. See "Certain Transactions". Mr. Meyer is a Director of a number of outside business and financial organizations, including The May Department Stores Company, Bowne & Co., Inc., Harman International Industries, Inc. and 35 mutual funds advised by Merrill Lynch Asset Management, Inc. He is chairman of the Compensation Committee.

Directors Whose Present Term will Continue Until 1999

         Steven A. Galef, 57, was elected as a director of Ethan Allen on April 25, 1995. He has been associated with the New York City law firm of Wormser, Kiely, Galef & Jacobs since 1965 and was made a partner in 1973. Wormser, Kiely, Galef & Jacobs provides certain legal services for Ethan Allen. See "Certain Transactions." He has been a director of Costa Cruise Lines N.V. since 1980 and of Costa International B.V. since 1984. Mr. Galef has served as Vice-President and Secretary of SCI Real Estate Inc. since 1984. He also currently is Chairman of the Board of the Westchester County Medical Society. He is a member of the Compensation Committee.

         M. Farooq Kathwari, 53, was elected as a director of Ethan Allen in 1981, was appointed President and Chief Operating Officer in 1985 and was appointed to the additional position of Chairman and Chief Executive Officer of the Company and Ethan Allen in September 1988. In 1973, Mr. Kathwari formed a joint venture company called KEA International Inc. with Ethan Allen to develop home furnishings product programs such as lighting, floor coverings, decorative accessories and other related programs. In 1980, KEA International Inc. merged with Ethan Allen and Mr. Kathwari joined Ethan Allen as a Vice President responsible for merchandising and international operations. He was promoted to Senior Vice President in 1981, to Executive Vice President in 1983, and to President in 1985. From 1968 to 1973 he was Vice President of Rothschild, Inc. Mr. Kathwari is currently a director of the American Furniture Manufacturers Association.

         Horace G. McDonell, 68, was elected as a director of the Company on May 30, 1991. He retired as Chairman and Chief Executive Officer of the Perkin-Elmer Corporation in November 1990. Mr. McDonell served in a number of marketing and executive positions in that company. He was elected President in 1980, Chief Executive Officer in 1984, and Chairman in 1985. He is a past Chairman of the American Electronics Association and a past director of Danbury Health Systems. He presently serves as a director of Hubbell Inc. He is Chairman of the Audit Committee.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE FOR DIRECTOR NAMED ABOVE, WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD.

Meetings and Committees of The Board of Directors

         During fiscal year 1997, there were four regularly scheduled meetings of the Board of Directors. Average attendance at the aggregate number of Board and Committee meetings was 92.5% in 1997 and no director except one attended fewer than 100% of the aggregate number of meetings of the Board of Directors and committees on which he or she served.

         The Board of Directors has established two standing committees: the Audit Committee and the Compensation Committee. Committee memberships of each nominee and continuing director are set forth in their biographical information above.

Audit Committee

         The Audit Committee recommends the appointment of a firm of independent public accountants to audit the Company's financial statements, as well as reviews and approves the scope, purpose and type of audit services to be performed by the external auditors. The Audit Committee reviews internal auditing and internal controls. No member of the Audit Committee may be an employee of the Company or of Ethan Allen Inc. The Audit Committee held four meetings during fiscal 1997.

Compensation Committee

         The duties of the Compensation Committee are to (i) review and make determinations with regard to the employment arrangements, and compensation for the Chief Executive Officer, President and Chief Financial Officer or Treasurer and (ii) consider and accept, modify or reject the Chief Executive Officer's recommendations as to incentive compensation for executives and employees. No member of the Compensation Committee may be an employee of the Company or of Ethan Allen Inc. The Compensation Committee held two meetings in fiscal 1997.

Director Compensation

         For Fiscal Year 1997, all independent directors (meaning directors who are not executives or employees of the Company or associated with any "interested person" as referred to in Article Fifth of the Certificate of Incorporation) received $8,000 per annum and $2,500 per meeting of the Board of Directors. Each Chairman of a Committee who is an independent director received an additional $6,000 per annum. Each independent director received $1,000 for each committee meeting of the Board of Directors held on a date on which a meeting of the Board of Directors was not held. In addition, independent directors are eligible for awards of options and stock appreciation rights under the Company's 1992 Stock Option Plan. Pursuant to such plan no options were awarded in fiscal 1997.

         For fiscal year 1998, all independent directors will receive $8,000 per annum and $2,500 per meeting of the Board of Directors. Each Chairman of a Committee who is an independent director will receive an additional $6,000 per annum. Each independent director will receive $1,000 for each committee meeting of the Board of Directors held on a date on which a meeting of the Board of Directors is not held. In addition, independent directors will be eligible for awards of options and stock appreciation rights under the Company's 1992 Stock Option Plan.

Certain Transactions

         Kristin Gamble, Steven Galef and Edward Meyer served as members of the Compensation Committee of the Board of Directors of the Company for fiscal year 1997. Clinton Clark, Kristin Gamble, Horace G. McDonell and William W. Sprague served as members of the Audit Committee of the Board of Directors of the Company for fiscal year 1997. Mr. Meyer is Chairman and President of Grey Advertising, which received approximately $766,800 for the performance of advertising services for Ethan Allen in fiscal 1997. Mr. Galef is a partner in Wormser, Kiely, Galef & Jacobs which performed no legal services for Ethan Allen in fiscal 1997.

         Each of the directors of the Company has entered into indemnification agreements with the Company in such a capacity.

Executive Officers

         Set forth below is a description of the business experience of each executive officer, other than Mr. Kathwari, of the Company:

         Thomas Swanston, 64, joined the Company as Vice President-Business Development in July 1993. Mr. Swanston, who has over 30 years of experience in the home furnishings industry, is responsible for Ethan Allen's dealer relationships, store development and international marketing. Mr. Swanston operated his own managerial consulting firm prior to joining Ethan Allen and has held various management positions with home furnishings manufacturing companies including Ethan Allen, where he previously served as Vice President of Marketing from 1970 to 1975.

         Lenora W. Kirkley, 40, serves as Vice President of Corporate Communications and Advertising. She is responsible for the Advertising, Public Relations, Consumer Finance, and Retail Services and Education divisions of the Company. Ms. Kirkley joined the Company as Retail Advertising Manager in May 1988. Prior to joining the Company, she held various account management positions with Grey Advertising Inc., and Doyle Dane Bernbach, Inc., New York Advertising Agencies.

         Barbara McGill, 50, was appointed Vice President-Retail Division in 1994 and made Vice President, Group Manager of the Retail Division in June, 1996. In this capacity she has been responsible for the overall supervision of large regional groups of Ethan Allen-owned retail stores. Ms. McGill joined Ethan Allen in 1978, left Ethan Allen in 1988 to become Vice President of the Retail Division of Yield House, a furniture retailer, and subsequently rejoined Ethan Allen as Vice President in May 1989.

         Roxanne Khazarian, 42, joined the Company as General Counsel in April 1994. Later that same year she also became Corporate Secretary. Prior to joining the Company, she served as Senior Counsel of Textron Lycoming, a manufacturer of gas turbine engines, which she joined in October 1988. Prior to October 1988, she was Division Counsel for Cadbury Schweppes Inc. and previously was an associate at the law firm of Cummings & Lockwood.

Security Ownership of Common Stock of Certain Owners and Management

         The following table sets forth, as of June 30, 1997, information with respect to beneficial ownership of the Common Stock on a fully-diluted basis in respect of (i) each person who is the beneficial owner of more than 5% of any class of the Company's voting securities, (ii) each director and named executive officer of the Company, and (iii) all officers and directors of the Company as a group. Information presented reflects their share ownership on a fully-diluted basis and assumes the outstanding Management Warrants, Incentive Options and options granted under the 1992 Stock Option Plan are exercised, whether or not currently vested, earned or exercisable. Stock ownership amounts reflect the two-for-one stock split distributed by the Company on September 2, 1997 to shareholders of record on August 18, 1997 (the "Stock Split").


            Name and Address of                   Amount and Nature of             Percent
             Beneficial Owner                  Beneficial Ownership(1)(2)          of Class

M. Farooq Kathwari............................       3,186,612(3)                  10.54%

Nicholas Applegate
 Capital Management  .........................       1,810,776                      5.99%

Barbara McGill (4)............................          49,094                       *

Horace G. McDonell............................          25,000                       *

Clinton A. Clark (5)..........................          18,551                       *

Kristin Gamble ...............................          18,200                       *

William W. Sprague (4)........................          14,666                       *

Edward H. Meyer...............................          13,000                       *

Thomas R. Swanston (4)........................          13,000                       *

Lenora W. Kirkley.............................          12,534                       *

Roxanne Khazarian.............................          10,000                       *

Steven A. Galef...............................           5,000                       *



                                        5




All officers and directors as a group........        3,222,204                     10.66%

-----------------

*Less than one percent

(1) For purposes of the columns, a person or group of persons is deemed to have "beneficial ownership" of any shares as of a given date that such person owned or has the right to acquire shares, irrespective of any conditions to such right.

(2) Includes shares of Common Stock which may be acquired through the exercise of Incentive Options, 1992 Stock Options and Management Warrants. The persons who have such options and warrants and the number of shares which may be so acquired are as follows: Mr. Kathwari, 807,302; Ms. McGill, 43,994; Mr. Clark, 18,551; Ms. Gamble, 13,000; Mr.
         McDonell, 13,000; Mr. Meyer, 13,000; Mr. Swanston, 13,000; Ms. Kirkley, 12,534; Ms. Khazarian, 10,000; Mr. Sprague, 8,000; Mr. Galef, 3,000;
         and all officers and directors as a group, 1,458,576.

(3) Includes (a) 1,312,344 shares owned by Mr. Kathwari (b) (i) 30,826 shares issued to managers, (ii) 128,556 shares issuable upon exercise of the Management Warrants issued to managers and (iii) 255,554 shares issuable upon exercise of Incentive Options issued to managers, (c) 384,866 shares of the Ethan Allen Retirement Plan which are also subject to proxies granted to Mr. Kathwari; and (d) 1,074,466 shares issuable upon exercise of stock options granted under the Incentive Option and the 1992 Stock Option Plans, all of which are subject to proxies granted pursuant to the Management Letter Agreements.

(4)      Shares subject to the control of Mr. Kathwari.  See Footnote 3.

(5)      15,551 of shares  held by Mr.  Clark are  subject to the control of Mr.
         Kathwari.

                                   PROPOSAL 2
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

         Subject to shareholder ratification, the Board of Directors has appointed KPMG Peat Marwick LLP as the independent auditors of the Company for the fiscal year ending June 30, 1998. KPMG were the independent auditors for the Company for the fiscal year ended June 30, 1997. Representatives of KPMG will be present at the Annual Meeting and will be given the opportunity to make a statement if they so desire. They will also be available to respond to appropriate questions.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE FISCAL YEAR ENDING JUNE 30, 1998, WHICH IS DESIGNATED AS PROPOSAL NO.2 ON THE ENCLOSED PROXY CARD.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth, as to the Chief Executive Officer and the four most highly compensated officers other than the Chief Executive Officer, information concerning all cash compensation paid or accrued for services rendered in all capacities to the Company during the fiscal years ended June 30, 1997, 1996 and 1995. For a description of the terms of employment agreements, option and restricted stock grants for the listed officers, see pages 8 through 12.




                                                                                   Long Term                          All Other
                                                 Annual Compensation        Compensation Awards(2)                Compensation(1)

                                                                             Restricted     Securities Underlying
Name and Principal Position                  Year      Salary        Bonus  Stock Awards  Options/Warrants Granted

M. Farooq Kathwari                          1997      $550,000     $819,000     20,000                    -          $63,452
Chairman of the Board of Directors,         1996       475,000      500,000     20,000              480,000           17,793
President and Chief Executive Officer       1995       450,000      248,811     20,000              120,000            4,920

Barbara McGill                              1997       150,769       20,000          -                    -           10,670
Vice President and General Manager,         1996       157,885       40,000          -                3,000            4,202
Retail Division                             1995       145,800       38,000          -                3,000            2,019

Thomas Swanston                             1997       140,038       50,000          -                2,000            1,713
Vice President and General Manager          1996       140,000       35,000          -                3,000            2,379
Business Development                        1995       140,000       27,000          -                3,000            1,605

Lenora W. Kirkley                           1997       133,076       50,000          -                2,000            4,452
Vice President, Corporate                   1996       122,885       35,000          -                3,000            3,205
Communications and Advertising              1995       111,850       30,000          -                2,000            1,902

Roxanne Khazarian                           1997       133,076       35,000          -                2,000              775
General Counsel and Secretary               1996       125,000       30,000          -                4,000            1,841
                                            1995       114,038       20,000          -                4,000                -
-------------------

(1)   Includes contributions by Ethan Allen of up to $400 each pursuant to Ethan Allen's 401(k) Savings Plan plus amounts accruing to each individual as a participant in the Company's Retirement Program.
(2)   Amounts reflect the Stock Split.


Incentive Stock Option Grants During Fiscal Year 1997

      The following table sets forth information concerning grants of incentive options to the named executive officers during the fiscal year ended June 30, 1997.

                              Individual Grants (1)
                                                                                                     Potential
                                                                                                  Realized Value
                                                % of Total                                        At Assumed Annual
                                Number            Options                                         Rates of Stock Price
                               of Shares        Awarded to    Exercise                            Appreciation for
                              Underlying         Employees     or Base                                 Option Term
Securities                      Options          in Fiscal    Price per      Expiration
Awarded to                     Awarded(3)          Year         share          Date(2)             5%            10%
----------                  ---------------     ----------    ---------      -----------        --------      ---------

M. Farooq Kathwari                 -                 -           -              -                  -               -

Barbara McGill                     -                 -           -              -                  -               -

Thomas Swanston                  2,000              1.4%        21.75        1/30/07            $23,983       $59,071

Lenora W. Kirkley                2,000              1.4%        21.75        1/30/07             23,983        59,071

Roxanne Khazarian                2,000              1.4%        21.75        1/30/07             23,983        59,071

--------------------

(1)   All stock options reported in this table were granted pursuant to the 1992 Stock Option Plan - see
      "Employee Stock Plans".

(2)   Expires the earlier of January 30, 2007 or 90 days after the participants' employment with the Company is terminated for any reason.

(3)   Number of shares underlying  options awarded reflect the Stock Split.


Aggregated Option Exercises in Last Fiscal Year and
Fiscal Year-End Options/Warrants Value Table

         The following table sets forth information concerning the number of unexpired Incentive Options, 1992 Stock Options and Management Warrants
outstanding as of the end of fiscal 1997, and the value of any unexercised in-the-money Incentive Options, 1992 Options and Management Warrants outstanding at such time (assuming a stock price of $28.50 per share at June 30, 1997), held by the named executive officers. In connection with an initial public offering and recapitalization in 1993 ("Recapitalization"). Share amounts reflect the Stock Split.


                                                                            Number of                       Value of
                                                                     Securities Underlying          Unexercised In-the Money
                                                                  Unexercised Incentive Options    Incentive Options, Management
                                                                      Management Warrants                 Warrants and
                                  Shares Acquired        Value          at June 30, 1997                1992 Stock Options
                                    on Exercise        Realized     Exercisable/Unexercisable        Exercisable/Unexercisable

M. Farooq Kathwari
   Exercisable                         89,776           $1,094,145           451,945                     $ 8,909,807
   Unexercisable                          -                  -               355,357                       6,922,433

Barbara McGill
   Exercisable                          2,800               37,520            39,244                         873,885
   Unexercisable                          -                  -                 4,750                          89,813

Thomas Swanston
   Exercisable                            -                  -                 6,750                         127,875
   Unexercisable                          -                  -                 6,250                          94,125

Lenora W. Kirkley
   Exercisable                          7,466              106,391             6,034                         114,829
   Unexercisable                          -                  -                 6,500                          98,672

Roxanne Khazarian
   Exercisable                            -                  -                 3,000                          56,500
   Unexercisable                          -                  -                 7,000                         108,000


Employee Stock Plans

         The Company has issued options to purchase shares of Common Stock pursuant to the 1992 Stock Option Plan and an Incentive Stock Option Plan and has issued warrants to purchase shares of Common Stock to certain key members of management. See note 10 to "Notes to Consolidated Financial Statements." The Company has registered shares of Common Stock issuable upon exercise of such options and warrants in the near future.

Retirement and 401(k) Savings Plan

         Ethan Allen established the Ethan Allen Profit Sharing and 401(k) Retirement Plan (the "Plan"), effective July 1, 1994 as a result of the merger of the Profit Sharing and 401(k) Plans. The Plan covers all employees who have completed at least one year of service.

         The 401(k) aspect of the Plan allows participants to defer up to 15% of their compensation, subject to certain statutory limitations. The Company contributes $0.50 for each $1.00 of a participant's before tax contribution, up to a maximum of $600 (effective January 1, 1997) annually. During fiscal year 1996, the Company made a contribution of $400 (as of December 31, 1996) to the 401(k) aspect of the Plan for each of the above named executive officers.

         The Profit Sharing portion of the Plan is a defined contribution plan. Contributions to the Plan can only be made by the Company and are at the discretion of the Company. Contributions are allocated among all members in the same ratio as their covered remuneration bears to that of all members.

         The Plan is the primary vehicle for providing retirement income to Ethan Allen employees.

         Prior to July 1, 1996, members in the Profit Sharing portion of the Plan who were under the age of 55 vested annually in 20% increments starting upon their third year of service and continuing until the end of the seventh year of service when they become fully vested. All Plan members age 55 and over were 100% vested regardless of their years of service. Effective July 1, 1996, all Plan members are 100% vested in their Profit Sharing balances. Plan members continue to be 100% vested in their 401(k) accounts.

         The Plan is administered by Ethan Allen Inc. with American Century Services, Inc. as Investment Manager and Recordkeeper. Investments offered include a capital preservation fund, five mutual funds, three strategic allocation funds, employer common stock and a personal choice option. The investments are employee directed and qualify under Section 404c.

         As of June 30, 1997, the estimated net present aggregate value of contributions to the retirement programs for the above named executive officers were: M. Farooq Kathwari $230,567; Barbara McGill $26,415, Thomas Swanston $4,933, Lenora W. Kirkley $11,814, and Roxanne Khazarian $1,389.

Report of the Compensation Committee of the Board of Directors

         The Compensation Committee of the Board of Directors is responsible for
(i) reviewing and making determinations with regard to the employment arrangements, and compensation for the Chief Executive Officer, President and Chief Financial Officer or Treasurer and (ii) considering and accepting, modifying or rejecting the Chief Executive Officer's recommendations as to incentive compensation for executives and employees. The Compensation Committee met two times in fiscal 1997. The Compensation Committee reviews and approves the remuneration arrangements for the officers and directors of the Company, and reviews and recommends new executive compensation or stock plans in which the officers and/or directors are eligible to participate, including the granting of stock options and restricted stock awards. The members of the Compensation Committee are Mr. Edward H. Meyer, Ms. Kristin Gamble and Mr. Stephen A. Galef.

General Policies Regarding Compensation of Executive Officers

         The Compensation Committee's goals in establishing compensation levels and administering executive compensation plans are (1) to attract and retain high quality managerial and executive talent, (2) to reward executives for superior performance and (3) to structure appropriate incentives for executives to produce sustained superior performance in the future. The Company's compensation structure consists of base salary, annual cash bonuses, stock options and restricted stock awards. Generally, in formulating the compensation arrangements for executives other than the Chief Executive Officer, the Compensation Committee solicits recommendations from its Chief Executive Officer, which it considers, modifies and/or approves.

Salary

         The Compensation Committee establishes base salaries at levels that reflect the Compensation Committee's subjective assessment of prevailing salary levels among the companies with which it believes the Company competes for executive talent, as well as companies in the Company's industry generally.

Bonuses

         For fiscal 1997, the Company's Compensation Committee observed a cash bonus program (the "Bonus Program") for managerial employees of the Company. The Bonus Program had two components: (i) an aggregate of $1,533,500 in cash to be distributed to managerial employees other than Mr. Kathwari in amounts recommended by Mr. Kathwari, and (ii) as to Mr. Kathwari an amount reflecting the achievement of budgeted EBITDA, with the concurrence of the Compensation Committee, but in no event to exceed a total equivalent to base salary unless a different amount is agreed upon by the Committee. In light of the Company's performance for fiscal year 1997, the Committee recommended and agreed to a bonus of $819,000.

Stock Options and Restricted Stock Awards

         Stock options granted at 100% of the stock's market value on the date of grant are currently the Company's sole long term compensation vehicle. The Compensation Committee believes that stock options align the interest of management with those of the Company's stockholders and provide appropriate incentives to motivate executives to provide increased returns for stockholders.

         In determining the size of individual option grants, and restricted stock awards, the Compensation Committee considers the aggregate number of shares available, which is in turn a function of the levels of stockholders' dilution, the number of shares previously authorized by stockholders remaining available for grants of options and awards and the number of individuals to whom it wishes to award stock options and restricted stock awards. The Compensation Committee also considers the range of potential compensation levels that may be yielded by the options. Furthermore, the Compensation Committee considers the size of option grants awarded by those companies with which it believes the Company competes for executives, especially within the home furnishings industry. The Compensation Committee reserves the discretion to consider any factors it considers relevant, and to give all factors considered the relative weight it considers appropriate under the circumstances then prevailing, in reaching its determination regarding the size and timing of option grants and restricted stock awards.

Compensation for the Chief Executive Officer for Fiscal 1997

         As of July 1, 1994, Mr. Kathwari and the Company entered into an employment agreement (the "Prior Employment Agreement"), which was revised and extended as of July 1, 1997 (as revised, the "New Employment Agreement"). Pursuant to the New Employment Agreement, the Company has agreed to employ Mr. Kathwari as Chairman, Chief Executive Officer and President of the Company and Ethan Allen for a period of five years commencing July 1997 with two one-year extensions exercisable with the agreement of Mr. Kathwari and the Company. Pursuant to the terms of the New Employment Agreement, Mr. Kathwari will receive a base salary of $700,000 per year, subject to increase annually upon the review and recommendation of the Compensation Committee, with automatic annual cost-of-living increases.

         Under the terms of the Prior Employment Agreement, Mr. Kathwari was entitled to an annual incentive bonus based on the Company's EBITDA (as described in the Prior Employment Agreement). For the first twelve month period of Mr. Kathwari's Prior Employment Agreement, if the Company's EBITDA was less than $53 million, he received no incentive bonus. If the Company's EBITDA equaled $53 million, he was paid an incentive bonus of $135,000. If the Company's EBITDA exceeded $53 million, his incentive bonus was increased proportionately up to an amount equivalent to his base salary, payable when EBITDA equaled or exceeded $90 million; however, his incentive bonus did not exceed $450,000 for the first twelve month period. This incentive bonus and bonus ceiling arrangement were subject to modification annually based upon the Company's EBITDA projections or upon agreement of the Compensation Committee and Mr. Kathwari. For fiscal 1997, an aggregate bonus of $819,000 was paid to Mr. Kathwari, as agreed to by Mr. Kathwari and the Compensation Committee.

         Pursuant to the terms of the New Employment Agreement, Mr. Kathwari will be entitled to an annual incentive bonus based upon the Company's Operating Income (as described in the New Employment Agreement). If the Company's Operating Income is $40 million or less, he will receive no incentive bonus. If the Company's Operating Income exceeds $40 million, his incentive bonus will be equal to 2% of the amount by which Operating Income exceeds $40 million. This Operating Income threshold will be increased after fiscal 1998 by 10% each year. In addition, in the event the Company consummates a major acquisition, the Company and Mr. Kathwari have agreed that they will negotiate in good faith for an appropriate revision to this threshold in order to properly implement its purposes.

         Under the Prior Employment Agreement, Mr. Kathwari was to receive during the term of employment ten-year stock options to acquire 60,000 shares at an exercise price equal to the then current market price, resulting in total stock options to Mr. Kathwari to acquire 300,000 shares of Common Stock during the term of the Prior Employment Agreement. Generally, one-third of each stock option was to vest each year following the grant. Pursuant to action of the Compensation Committee on August 8, 1995, that grant has been amended so that all remaining stock options were granted as of that date at an exercise price equal to the market price as of August 8, 1995. Generally, one seventh of the total original grant shall vest as of July 27, 1994 and each of the next six years. Pursuant to the two-for-one split of the Company's Common Stock on September 2, 1997, this option was converted to an option to purchase 600,000 shares. Pursuant to the New Employment Agreement, Mr. Kathwari was granted, as of September 19, 1997, 1,000,000 additional options, of which 500,000 options will be exercisable at the then current market price for the Common Stock at the date of grant and the remaining 500,000 options exercisable at a 30% premium to the then current market price for the Common Stock at the date of grant. The 500,000 options having an exercise price equal to the value of the stock on September 19, 1997, and the 500,000 options having an exercise price equal to 130% of the value of the stock on September 19, 1997, will each vest at a rate of one-third each year following the grant. All of the options will be granted pursuant to the Company's 1992 Stock Option Plan.

         Under the Prior Employment Agreement, Mr. Kathwari received during the term thereof each year as of July 27, 1994, and each successive July 1, up to and including July 1, 1997, 10,000 shares of "restricted" stock, and he will receive on July 1, 1998, pursuant to the Stock Split, 20,000 shares of "restricted" stock, for a total of up to 60,000 shares under the Prior Employment Agreement. Pursuant to the New Employment Agreement, the Company will establish a book account for Mr. Kathwari, which will be credited with 14,000 Stock Units as of July 1 of each year, commencing July 1, 1997, for a total of up to 70,000 Stock Units over the term of the New Employment Agreement, with an additional 14,000 Stock Units to be credited in connection with each of the two one-year extensions. Following the termination of Mr. Kathwari's employment, Mr. Kathwari will receive shares of Common Stock equal to the number of Stock Units credited to the account. During the period in which Stock Units are credited to the account, Mr. Kathwari will receive dividend equivalent payments in cash equal to the dividends payable on the shares of Common Stock represented by the Stock Units. The options and the restricted stock will become fully vested upon the occurrence of a Change in Control of the Company (as defined in the New Employment Agreement).

         In the event Mr. Kathwari's employment with the Company is terminated by reason of death or disability, he (or his estate) will receive his base salary through the end of his term of employment plus his bonus through the end of the year, along with any deferred compensation, unreimbursed expenses, insurance proceeds and other payments in accordance with Company practices. If Mr. Kathwari's employment is terminated by the Company without "cause" or by Mr. Kathwari "for good reason", he will receive the same payments set forth in the immediately preceding sentence, except that the amount of the bonus payment will be the bonus payments for two years up to $1 million calculated by reference to the highest bonus previously paid to him, and he will be entitled to settlement of the Stock Unit awards in Common Stock through the remainder of the full term of the New Employment Agreement and stock options, exercisable within three years after termination. If Mr. Kathwari's employment is terminated by the Company for "cause" or voluntarily by Mr. Kathwari, he will receive his base salary and bonus prorated through the date of termination, along with any deferred compensation, unreimbursed expenses or any other payment in accordance with Company practices. In connection with each of the foregoing termination payments, Mr. Kathwari will be reimbursed for certain excise and other taxes he is required to pay in respect of such payments. In fiscal 1997, Mr. Kathwari received $550,000 in base salary, which represented a $75,000 increase from the prior fiscal year and was consistent with the terms of the Prior Employment Agreement. Mr. Kathwari also received an annual incentive bonus in fiscal 1997 of $819,000. The incentive bonus was paid pursuant to the terms of the Prior Employment Agreement and the recommendation of the Compensation Committee as described in the paragraph entitled "Bonuses" above. In fiscal 1996, Mr. Kathwari received $475,000 in base salary, which represented a $25,000 increase from the prior fiscal year and was the increase required under the terms of the Prior Employment Agreement. Mr. Kathwari also received an annual incentive bonus in fiscal 1996 of $500,000. The incentive bonus was paid pursuant to the terms of the Prior Employment Agreement and calculated based on the formula set out in the paragraph entitled "Bonuses" above.

         Mr. Kathwari also received stock options to acquire 240,000 shares of Common Stock in fiscal 1996.

         The New Employment Agreement is effective through June 30, 2002, although it may be extended for two additional one-year terms at the mutual agreement of Mr. Kathwari and the Company. To assist in developing the terms of the New Employment Agreement, the Compensation Committee retained an independent compensation consultant, and met with such consultant over a period of three months. In determining the level of compensation appropriate for Mr. Kathwari, the Compensation Committee reviewed employment contracts of chief executive officers in companies in the home furnishings industry of a size and complexity comparable to the Company. In addition, the Compensation Committee and Mr. Kathwari agreed to include a substantial incentive component in the New Employment Agreement. As a result, the large part of Mr. Kathwari's potential compensation is in the form of incentive stock options, restricted stock awards, and a bonus based on the Company's performance.

Tax Policy

         Section 162(m) of the Code limits deductibility of annual compensation in excess of $1 million paid to the Company's chief executive officer and any of the four other highest paid officers. However, compensation is exempt from this limit if it qualifies as "performance based compensation." The Company is submitting the amendment of the Company's 1992 Stock Option Plan to stockholders, to allow awards thereunder to qualify under the "performance-based compensation" requirements. The Company is also submitting the Incentive Performance Bonus Provisions of the New Employment Agreement to stockholders to allow the bonus to comply with the "performance-based compensation" requirements. Finally, the stock unit awards under the New Employment Agreement are being structured to satisfy the requirements for deductibility.

         Although  the   Compensation   Committee   will  continue  to  consider
deductibility under Section 162(m) with respect to future compensation arrangements with executive officers, deductibility will not be the sole factor used in determining appropriate levels or methods of compensation. Since Company objectives may not always be consistent with the requirements for full deductibility, the Company may enter into compensation arrangements under which payments are not deductible under Section 162(m).

Conclusion

         The Compensation Committee believes that long-term stockholder value is enhanced by corporate and individual performance achievements. Through the plans described above, a significant portion of the Company's executive compensation is based on corporate and individual performance, as well as competitive pay practices. The Compensation Committee believes equity compensation, in the form of stock options and restricted stock, is vital to the long-term success of the Company. The Compensation Committee remains committed to this policy, recognizing that the competitive market for talented executives and the cyclical nature of the Company's business may result in highly variable compensation for a particular time period.

                                           EDWARD H. MEYER
                                           KRISTIN GAMBLE
                                           STEVEN A. GALEF

                         Comparative Company Performance


         The following line graph compares cumulative total shareholder return for the Company with a performance indicator of the overall stock market, the Standard & Poor's 500 Index, and an industry index, the Peer Issuer Group Index, assuming $100 was invested on March 16, 1993.

[GRAPHIC OMITTED]



                                    3/16/93     6/30/94     6/30/95     6/30/96     6/30/97

Standard & Poor's 500 Index         100.00        98.43      120.69      148.58      196.10
Peer Issuer Group                   100.00        89.67       83.91      103.23      140.13
Ethan Allen Interiors Inc.          100.00       113.89       98.61      137.50      317.77


ASSUMES $100 INVESTED ON MARCH 16, 1993 IN COMPANY COMMON STOCK, STANDARD & POOR'S 500 INDEX (1), AND PEER ISSUER GROUP INDEX (2), AND REINVESTMENT OF DIVIDENDS

---------------

(1)      Standard & Poor's 500 Index

(2) Peer Issuer Group which includes Ameriwood Industries International Corp.; Bassett Furniture Industries, Inc.; Bush Industries, Inc.; Chromcraft Revington, Inc.; DMI Furniture, Inc.; Flexsteel Industries, Inc.; Furniture Brands International, Inc.; Haverty Furniture Companies, Inc.; Heilig-Meyers Co.; La-Z Boy Inc.; LADD Furniture Inc.; Legett & Platt, Inc.; Pier 1 Imports Inc.; and Pulaski Furniture Corp.

The returns of each company have been weighted according to each Company's market capitalization.

                                   PROPOSAL 3
               APPROVAL OF INCENTIVE PERFORMANCE BONUS PROVISIONS
                         OF THE NEW EMPLOYMENT AGREEMENT

         The Company's stockholders are being asked to approve the Incentive Performance Bonus Provisions (the "Bonus Provisions") in the New Employment Agreement. The Board approved the New Employment Agreement unanimously, subject to stockholder approval of the Bonus Provisions.

         The Company has had a longstanding practice of linking key employees' compensation to corporate performance. This increases employee motivation to improve stockholder value -- the employees' reward is directly related to the Company's success. A performance-based incentive arrangement rewards key employees for achieving objectives for the financial performance of the Company and its business units. The purposes of the Bonus Provisions in the New Employment Agreement are to motivate Mr. Kathwari to further improve stockholder value by linking a portion of his cash compensation to the Company's financial performance, reward Mr. Kathwari for greatly improving the Company's financial performance and help retain the services of Mr. Kathwari.

         Under the New Employment Agreement, commencing in fiscal 1998, Mr. Kathwari will be entitled to an annual incentive bonus based upon the Company's Operating Income (as described in the New Employment Agreement). Mr. Kathwari's incentive bonus will be equal to 2% of the amount by which the Company's Operating Income exceeds $40 million. This Operating Income threshold will be increased after fiscal 1998 by 10% each year. In addition, in the event the Company consummates a major acquisition, the Company and Mr. Kathwari have agreed that they will negotiate in good faith for an appropriate revision to this threshold in order to properly implement its purposes.

         Under Section 162(m) of the Code, the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of its next four most highly compensated executive officers may be limited to the extent that it exceeds $1,000,000 in any one year. The Company can deduct compensation in excess of that amount if it qualifies as "performance-based compensation" under Section 162(m) of the Code. For bonus compensation paid under the New Employment Agreement to qualify as "performance-based compensation" the Bonus Provisions of the New Employment Agreement must be approved by stockholders. The New Employment Agreement is intended to permit the Company to pay incentive compensation which qualifies as performance-based compensation, thereby permitting the Company to receive a federal income tax deduction for the payment of such incentive compensation.

         If approved by stockholders, the Bonus Provisions will be effective for the year ending June 30, 1998 and for the six following years, assuming the two one-year extensions are exercised, unless the New Employment Agreement is sooner terminated. If, however, the stockholders do not approve the Bonus Provisions, the Company is required to offer other additional compensation to Mr. Kathwari that provides an earnings opportunity that is comparable to that offered by the incentive bonus, and the Company and Mr. Kathwari shall negotiate in good faith regarding the structure of such additional compensation.

         THIS SUMMARY OF THE BONUS PROVISIONS IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPENSATION COMMITTEE REPORT CONCERNING THE NEW EMPLOYMENT AGREEMENT AND THE FULL TEXT OF THE NEW EMPLOYMENT AGREEMENT AS SET FORTH IN EXHIBIT A.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE INCENTIVE PERFORMANCE BONUS PROVISIONS OF THE NEW EMPLOYMENT AGREEMENT, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 4
                    AMENDMENTS TO THE 1992 STOCK OPTION PLAN

General

         Since the Company's adoption of the 1992 Stock Option Plan (the "Stock Option Plan") on March 23, 1993, and as of the Record Date (as adjusted for the Stock Split), the Company has granted 1,226,300 stock options to employees and directors of the Company, 1,074,542 of which remain outstanding. As of the Record Date (as adjusted for the Stock Split), there were 1,200,924 shares of Common Stock available for grant under the Stock Option Plan. Accordingly, in order to continue to implement the Company's policy of providing equity incentives to its employees and directors, the Board of Directors has approved amendments to the Stock Option Plan to: (i) reserve an additional 1,300,000 shares of Common Stock for issuance thereunder, thereby increasing the total number of shares available for issuance under the Stock Option Plan to 2,500,924; (ii) limit the maximum number of shares of Common Stock covered by options and SARs that may be granted to any one individual during any fiscal year of the Company to 2,000,000 shares; (iii) provide that no awards will be granted under the Stock Option Plan after October 24, 2007; (iv) permit the Compensation Committee to allow participants to transfer awards received under the Stock Option Plan; (v) permit the granting of options (in addition to Formula Options (as defined in the Stock Option Plan)) and SARs to Independent Directors (as defined in the Stock Option Plan); and (vi) eliminate restrictions which were required by prior law but which are no longer necessary. Approval of these amendments requires the affirmative vote of a majority of the shares of Common Stock issued and outstanding and entitled to vote on the election of directors.

Purpose

         Stock options and SARs are awarded under the Stock Option Plan for the purpose of increasing stockholder value, advancing the interests of the Company, strengthening the Company's ability to attract and retain the services of experienced and knowledgeable independent directors, enhancing the Company's ability to attract, retain and motivate employees, and providing such directors and employees with an opportunity to acquire an equity interest in the Company.

Shares Subject to the Stock Option Plan

         Subject to adjustment in the event of certain transactions involving the Company, up to 580,199 shares of Common Stock were reserved for issuance under the Stock Option Plan on the date of its inception and an additional 600,000 shares of Common Stock were reserved for issuance on November 4, 1996, for a total of 1,180,199 shares of Common Stock. Pursuant to the Stock Split and
Section 4.3 of the Stock Option Plan, this was adjusted to 2,360,398 shares of Common Stock. As of the Record Date (as adjusted for the Stock Split), there were 1,200,924 shares of Common Stock available for grant under the Stock Option Plan. Pursuant to the New Employment Agreement, Mr. Kathwari will be granted 1,000,000 stock options under the Stock Option Plan. An increase in the number of shares reserved for issuance under the Stock Option Plan is necessary therefore to satisfy the Company's obligations to Mr. Kathwari under the New Employment Agreement while maintaining flexibility to grant awards to other key employees of the Company.

         Assuming the adoption by the Company's stockholders of this Proposal and the grant to Mr. Kathwari, the total number of shares available for issuance under the Stock Option Plan (as adjusted for the Stock Split) will be 1,500,924. If an award granted under the Stock Option Plan expires or is terminated without having been exercised in full, the shares of Common Stock subject to the award but not delivered are available again for awards under the Stock Option Plan.

Who May Participate in the Stock Option Plan

         Certain directors and employees of the Company are eligible to receive awards pursuant to the terms of the Stock Option Plan. Each Independent Director of the Company is entitled to receive Formula Options to purchase 2,500 shares of Common Stock upon his or her appointment to the Board of Directors, subject to the terms and conditions contained in the Stock Option Plan. The number of options and SARs granted to directors and employees under the Stock Option Plan is determined by the Compensation Committee. The Compensation Committee determines which individuals will be granted options and SARs, the number of shares to be optioned and other terms and conditions applicable to the grants.

         The stockholders are being asked to approve provisions which: (i) limit the maximum aggregate number of shares which are available for option or underlying SAR awards to any one individual during any fiscal year of the Company to 2,000,000 and (ii) would permit the granting of options (in addition to Formula Options) and SARs to Independent Directors. Currently, (i) there is no limitation on the number of shares available for awards to any one individual in any fiscal year and (ii) Independent Directors are prohibited from receiving options (other than Formula Options) and SARs. These changes will conform the Stock Option Plan to the "performance-based compensation" exception of Code
Section 162(m), relating to the $1 million limit, and enhance the Company's flexibility in making awards under the Stock Option Plan and the Company's ability to attract and retain the services of experienced and knowledgeable independent directors. Because awards are granted at the discretion of the Compensation Committee, the Company is unable to determine the benefits or amounts that may be received or allocated under the Stock Option Plan to the eligible directors and employees of the Company.

         Options granted under the Stock Option Plan may be either incentive stock options as defined in Section 422 of the Code or non-qualified stock options. Incentive stock options may be granted only to employees of the Company and are subject to the limitation that the aggregate fair market value (determined as of the time the option is granted) of stock with respect to which incentive stock options are exercisable for the first time by an optionee during any calendar year (under all option plans of the Company) will not exceed $100,000. Options that do not meet this qualification will be treated as non-qualified stock options.

Exercise of Awards; Exercise Price; Termination of Awards

         Awards granted pursuant to the Stock Option Plan are evidenced by agreements in such form as the Compensation Committee may from time to time establish. Generally, each agreement states the number of shares covered thereby, the exercise price (which will not be less than the closing price of the Common Stock on the NYSE on the date of grant of the options), the time or times during which each award is exercisable, the expiration date of the award, the form of payment which may be used upon exercise of a stock option and whether a stock option is an incentive stock option or a non-qualified stock option. Options granted under the Stock Option Plan vest at a rate of 25% on each anniversary of the date of grant, such that all options are fully exercisable on the fourth anniversary of the date of grant. Formula options vest at a rate of 50% on each anniversary of the date of the grant. On the Record Date, the closing price of the Common Stock on the NYSE was $32.5625 per share.

         An award may be exercised in whole or in part (but for the purchase of whole shares only) from time to time by written notice to the Chief Executive Officer of the Company or his appointees which states the number of shares being exercised. Subject to the terms of the option agreement executed by the holder, payment of the option price may be made in cash, check or in outstanding shares of Common Stock (valued as of the date of exercise) or in a combination of such methods and must accompany the exercise notice. The exercise date of an option is the date on which the Company receives the notice from the optionee.

         Neither an optionee nor any person holding a SAR has any privileges as a stockholder of the Company with respect to any shares of Common Stock subject to an award under the Stock Option Plan until the date of issuance of a stock certificate.

         All Stock Option Plan awards expire the earlier of 10 years from the date of grant or the first to occur of the following:

         (a) the expiration of three months from the date the holder ceases to be an employee or director of, or independent consultant to, the Company;

         (b) the expiration of 12 months from the date the holder ceases to be an employee or director of, or independent consultant to, the Company if such termination is due to such holder's disability (within the meaning of Section 22(e)(3) of the Code);

         (c) the expiration of such period of time or the occurrence of such event as the Compensation Committee in its discretion may provide in the agreement executed by the holder; or

         (d) the date on which an award is transferred (other than by will or the laws of descent and distribution), assigned, pledged, hypothecated, attached or otherwise disposed of by the optionee.

         All outstanding options and SARs become immediately exercisable if a Business Combination (as defined in Article Fifth of the Company's Certificate of Incorporation) occurs and is consummated and the disinterested directors of the Company either do not approve such Business Combination in accordance with Article Fifth, or do approve such Business Combination and so authorize such immediate exercisability in connection with such Business Combination.

Duration of the Stock Option Plan; Amendment; Certain Transactions

         The stockholders are being asked to approve provisions which would make the Stock Option Plan unlimited in duration, except in the event of termination of the plan, in which case the Stock Option Plan would remain in effect as long as any awards are outstanding. However, no awards will be granted under the Stock Option Plan after October 24, 2007. As currently constituted, the Stock Option Plan will remain in effect until all awards have either been satisfied by the issuance of Common Stock or the payment of cash, or the awards have been terminated in accordance with the terms of the Stock Option Plan or the award. These changes are necessary in order to provide participants greater certainty with respect to the expiration of their awards and to provide an outside time limit with respect to the granting of awards. Under Section 422 of the Code, incentive stock options may not be granted more than ten years after the earlier of the date the plan is adopted or the date the plan is approved by stockholders. The increase in the number of reserved shares, pursuant to this Proposal, would be deemed to be the adoption of a new plan.

         The stockholders are being asked to approve provisions which would eliminate stockholder approval of future amendments to the Stock Option Plan, including amendments to increase or decrease the number of shares reserved for issuance under the Stock Option Plan. All such amendments would be at the sole discretion of the Company's Board of Directors, except where a proposed amendment would alter or impair the rights of participants in the Stock Option Plan. In such a case, the proposed amendment would have to be consented to by the participants who would be adversely affected by such proposed amendment. The Stock Option Plan currently provides that the Board of Directors may, at any time and in any manner, amend, alter, suspend, discontinue, or terminate the Stock Option Plan or any award outstanding under the Stock Option Plan;
provided, however, that no such amendment, alteration, suspension, discontinuance or termination shall: (i) increase or decrease the number of shares reserved thereunder without stockholder approval; (ii) be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange or automated quotation system upon which the Common Stock is listed or quoted; (iii) alter or impair the rights of holders with respect to awards previously made under the Stock Option Plan without the consent of the holders thereof or (iv) make any change that would disqualify the Stock Option Plan, intended to be so qualified, from the exemption provided by Rule 16b-3 of the Exchange Act. As a result of changes in current law, including recent revisions to Rule 16b-3 of the Exchange Act, stockholder approval is no longer required for amendments to plans such as the Stock Option Plan. The Company believes that formally eliminating stockholder approval for future amendments, which approval is no longer required by current law, would enhance the Company's flexibility to amend or modify the Stock Option Plan in order to provide awards which will attract, retain and motivate independent directors and key employees.

The Company will also benefit by reducing the transaction costs associated with stockholder approval of amendments and modifications to the Stock Option Plan.

         If the Common Stock is changed by reason of a stock split, stock dividend or recapitalization, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization, the Compensation Committee will make such adjustments in the number and class of shares of stock with respect to which awards may be granted under the Stock Option Plan as will be equitable and appropriate in order to make such awards, as nearly as may be practicable, equivalent to such awards immediately prior to such change. A corresponding adjustment changing the number and class of shares allocated to, and the exercise price of, each award or portion thereof outstanding at the time of such change will likewise be made. In the case of incentive stock options, no adjustment will be made if such adjustment (i) would constitute a modification, extension or renewal of such incentive stock options within the meaning of Sections 422 and 425 of the Code, or (ii) would, under
Section 422 of the Code, be considered as the adoption of a new plan requiring stockholder approval.

Administration

         The Stock Option Plan is administrated by the Compensation Committee. Subject to the provisions of the Stock Option Plan, the Compensation Committee has all powers with respect to the administration of the Stock Option Plan, including without limitation, full power and authority to interpret the provisions of the Stock Option Plan and any agreement executed thereunder and to resolve all questions arising under the Stock Option Plan. The stockholders are being asked to approve provisions which would eliminate certain restrictions which were at one time required by Rule 16b-3 of the Exchange Act. Such restrictions included a delegation of authority regarding the grant or administration of awards for individuals subject to Section 16(a) of the Exchange Act to "disinterested persons" (within the meaning of Rule 16b-3 of the Exchange Act) who are also "outside directors" (within the meaning of Section 162(m) of the Code). Such restrictions are no longer required pursuant to the recent revisions to Rule 16b-3 of the Exchange Act. The Company believes that formally eliminating these restrictions, which are no longer required by current law, would increase efficiency in the granting of awards under the Stock Option Plan.

Assignment; Death of Holder

         The stockholders are being asked to approve a provision which would permit the Compensation Committee to allow participants to transfer awards received under the Stock Option Plan. The Stock Option Plan currently provides that during the lifetime of a holder, an award is exercisable only the holder and is not assignable or transferable. If the holder dies, his or her award is thereafter exercisable (during the period specified in "Exercise of Awards; Exercise Price; Termination of Awards" above) by his or her executors or administrators to the full extent to which such award was exercisable by the holder at the time of his or her death. This change will benefit participants by enabling them to transfer awards, particularly in the context of gift tax planning, and will benefit the Company by giving the Compensation Committee greater flexibility in granting awards.

Options and SARs Granted

         During the period from the inception of the Stock Option Plan through the Record Date, Mr. Kathwari, Mr. Swanston, Ms. Kirkley, Ms. McGill and Ms. Khazarian have been granted 650,000, 14,000, 14,000, 10,000, and 11,000 stock options, respectively; all current executive officers, as a group, have been granted 794,300 stock options; all current directors who are not executive officers, as a group, have been granted 68,000 stock options; and all employees, including all current officers who are not executive officers, as a group, have been granted 364,000 stock options. No SARs have been awarded under the Stock Option Plan. A total of 66,826 stock options have been forfeited.

Certain Federal Income Tax Consequences

         The  following  summarizes  the  federal  income  tax  consequences  to participants who may receive awards under the Stock Option Plan. This description of tax consequences is based upon present federal tax laws and regulations.

         Non-Qualified Stock Options. The grant of a non-qualified stock option to an optionee will not itself be a taxable event, and the optionee will not be subject to any income tax consequences with respect to such option unless and until the option is exercised. Upon the exercise of a non-qualified stock option, the optionee will generally recognize ordinary compensation income equal to the "spread" between the exercise price and the fair market value of the Common Stock on the date of exercise, and the Company generally will be entitled to a corresponding deduction. Upon a subsequent disposition of the Common Stock, the optionee will recognize a short-term or long-term capital gain or loss equal to the difference between the fair market value of the shares on the date of exercise and the fair market value at disposition, depending on the length of time the shares are held.

         Incentive Stock Options. There are no federal income tax consequences associated with the grant of an incentive stock option to an employee. However, in contrast to the exercise of a non-qualified stock option, the exercise of an incentive stock option will not cause an optionee to recognize taxable income for regular income tax purposes. If the optionee holds the shares acquired upon exercise of the incentive stock option for a minimum of two years from the date of the grant of the incentive stock option and for at least one year after exercise, any gain realized by the optionee on the subsequent sale of such shares will be treated as long-term capital gain. Under such circumstances, the Company will not be entitled to any deduction for federal income tax purposes. If the shares are sold or otherwise disposed of prior to the expiration of such periods, then the optionee will recognize ordinary income in an amount equal to the difference between the fair market value of the Common Stock on the date of exercise over the amount paid for such shares, and the Company generally will be entitled to a corresponding deduction. Any loss recognized upon a taxable disposition of the shares generally would be characterized as a capital loss.

         The excess of the fair market value on the date of exercise of an incentive stock option over the exercise price is an adjustment which increases alternative minimum taxable income, the base upon which alternative minimum tax is computed. In determining the amount of gain or loss recognized on the later disposition of stock acquired pursuant to the exercise of an incentive stock option, the tax basis of the stock for alternative minimum tax purposes (but not regular tax purposes) is increased by the excess of the fair market value of the stock over the option price at the time of exercise.

         Stock Appreciation Rights. An employee will not realize taxable income at the time of the grant of a SAR. Upon exercise, however, the employee will generally realize ordinary income in the amount that the fair market value of the Common Stock on the date of exercise exceeds its fair market value on the date of grant. The Company generally will be entitled to a corresponding deduction in the year of exercise.

         THIS SUMMARY OF THE STOCK OPTION PLAN AND THE AMENDMENTS THERETO IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE STOCK OPTION PLAN AS SET FORTH IN EXHIBIT B AND THE PROPOSED AMENDMENTS TO THE STOCK OPTION PLAN AS SET FORTH IN EXHIBIT C.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENTS TO THE STOCK OPTION PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY CARD.

                                   PROPOSAL 5
             INCREASE IN NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

         The Board of Directors has approved, subject to stockholder approval at the 1997 Annual Meeting of Stockholders, an increase in the number of authorized shares of common stock, par value $0.01 per share ("Common Stock"), from 35,000,000 to 70,000,000. The Company's Certificate of Incorporation currently authorizes the issuance of 35,000,000 shares of Common Stock. As of September 23, 1997, the record date for the 1997 Annual Meeting, 28,813,013 shares of Common Stock (as adjusted for the Stock Split) were outstanding and 2,643,193 shares of Common Stock (as adjusted for the Stock Split) were reserved for issuance under the Company's stock option plans and warrant agreements.

         The Board has proposed the authorization of an additional 35,000,000 shares of Common Stock for a variety of corporate purposes including: to obtain financing and consummate acquisitions and other programs to facilitate expansion and growth, stock splits or dividends, the Shareholder Rights Plan and stock options and other employee benefit plans. Due to the Stock Split, the Company has only a limited number of authorized shares available for these corporate purposes. Currently, there are no plans for the use of any of the additional authorized shares in the immediate future. If this proposal is not approved and the need arises in the future to issue additional common stock, there may not be sufficient time to call a stockholders' meeting to approve an amendment to the Certificate of Incorporation.

         Authorized but unissued shares may be issued at such time or times, to such person or persons and for such consideration as the Board of Directors determines to be in the best interests of the Company, without further authorization from the stockholders except as may be required by the rules of the NYSE or any stock exchange on which the Common Stock is listed. The authorization of additional shares of Common Stock will not, by itself, affect the rights of holders of existing shares. Depending on the circumstances, issuance of additional shares of Common Stock could affect the existing holders of shares by diluting the voting power of the outstanding shares. The stockholders do not have pre-emptive rights to purchase additional shares of Common Stock, nor will they as a result of this proposal.

         The Board of Directors has unanimously adopted a resolution authorizing the amendment of the Certificate of Incorporation to increase the authorized shares and directing that the amendment be submitted to the stockholders for their consideration. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on September 23, 1997 will be required to approve the amendment.

         THE  BOARD  OF  DIRECTORS  RECOMMENDS  A VOTE FOR THE  APPROVAL  OF THE
PROPOSAL TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK TO 70,000,000 WHICH IS DESIGNATED AS PROPOSAL NO. 5 ON THE ENCLOSED PROXY CARD.

                                  OTHER MATTERS

Proxy Solicitation Expense

         The expense of the proxy solicitation will be paid by the Company. In addition to the solicitation of proxies by use of the mails, solicitation also may be made by telephone, telegraph or personal interview by directors, officers and regular employees of the Company, none of whom will receive additional compensation for any such solicitation. The Company has engaged Morrow &
Company, a professional proxy solicitation firm, to provide customary solicitation services for a fee of $5,000 plus expenses. The Company does not anticipate that the costs and expenses incurred in connection with this proxy solicitation will exceed those normally expended for a proxy solicitation for those matters to be voted on in the Annual Meeting. The Company will, upon request, reimburse brokers, banks and similar organizations for out-of-pocket and reasonable clerical expenses incurred in forwarding proxy material to their principals.

Stockholder Proposals

         Proposals of stockholders must be received in writing by the Secretary of the Company no later than 120 days in advance of the first anniversary of the date of the mailing of this proxy statement in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Stockholders.

         If a stockholder desires to submit a proposal for consideration at the 1998 Annual Meeting of Stockholders, written notice of such stockholder's intent to make such a proposal must be given and received by the Secretary of the Company at the principal executive offices of the Company either by personal delivery or by United States mail not later than July 3, 1998. Each notice must describe the proposal in sufficient detail for the proposal to be summarized on the agenda for the Annual Meeting of Stockholders and must set forth: (i) the name and address, as it appears on the books of the Company, of the stockholder who intends to make the proposal; (ii) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at such meeting to present such proposal; and (iii) the class and number of shares of the Company which are beneficially owned by the stockholder. In addition the notice must set forth the reasons for conducting such proposed business at the Annual Meeting of Stockholders and any material interest of the stockholder in such business. The presiding officer of the Annual Meeting of Stockholders will, if the facts warrant, refuse to acknowledge a proposal not made in compliance with the foregoing procedure, and any such proposal not properly brought before the Annual Meeting of Stockholders will not be considered.

Other Business

         The Board of Directors is not aware of any matters to be presented at the Annual Meeting other than those enumerated in the Company's Notice enclosed herewith. If any other matters do come before the meeting, it is intended that the holders of the proxies will vote thereon in their discretion. Any such other matters will require for its approval the affirmative vote of the majority in interest of the stockholders present in person or by proxy at the Annual Meeting where a quorum is present, or such greater vote as may be required by the Company's Amended and Restated Certificate of Incorporation, the Company's Amended and Restated By-laws or the General Corporation Law of the State of Delaware.


                                    By order of the Board of Directors,




                                    Roxanne Khazarian
                                    Secretary



Ethan Allen Interiors Inc.
Ethan Allen Drive
Danbury, Connecticut  06811
October 31, 1997

Each stockholder, whether or not he or she expects to be present in person at the Annual Meeting, is requested to MARK, SIGN, DATE and RETURN THE ENCLOSED PROXY CARD in the accompanying envelope as promptly as possible. A stockholder may revoke his or her proxy at any time prior to voting.

                                               Exhibit A to Proxy Statement

                              EMPLOYMENT AGREEMENT

         This Agreement (this "Agreement"), dated October ___, 1997, and effective as of July 1, 1997, is made by and between Ethan Allen Interiors Inc., a Delaware corporation (the "Corporation") and its subsidiary, Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Corporation (the "Subsidiary") and M. Farooq Kathwari (the "Executive").

                                    Recitals

         1. The Executive is Chairman of the Board of Directors of the Corporation and of the Subsidiary, and is currently employed as the Chief Executive Officer and the President of the Corporation and the Subsidiary.

         2. The employment of the Executive by the Corporation is currently subject to an employment agreement dated July 27, 1994 (the "Prior Employment Agreement").

         3. The Corporation desires to continue the services of the Executive as Chairman of the Board of Directors of the Corporation and the Subsidiary and the employment of the Executive with the Corporation and the Subsidiary and to enter into a new agreement embodying the terms of those continued relationships.

         4. The Executive is willing to continue to serve as Chairman of the Board of Directors of the Corporation and the Subsidiary and is willing to accept continued employment by each of the Corporation and the Subsidiary on the terms set forth herein.

                                    Agreement

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, and other good and valuable consideration, the Corporation and the Executive hereby agree as follows.

         1.  Definitions.

         1.1. "Affiliate" means any person or entity controlling, controlled by or under common control with the Corporation.

         1.2. "Board" means the Board of Directors of the Corporation.

         1.3. "Cause" means (a) the Executive is convicted of a felony involving actual dishonesty as against the Corporation or the Subsidiary, or (b) the Executive, in carrying out his duties and responsibilities under this Agreement, is guilty of gross neglect or gross misconduct resulting, in either case, in material economic harm to the Corporation and/or the Subsidiary, and such conduct is not cured within thirty (30) days of the Corporation providing written notice to Executive, unless such act, or failure to act, was believed by the Executive in good faith to be in the best interests of the Corporation and/or the Subsidiary.

         1.4.  "Commencement Date" has the meaning assigned to it in Section 3.

         1.5. "Date of Termination" means (a) in the case of a termination for which a Notice of Termination is required, the date of actual receipt of such Notice of Termination or, if later, the date specified therein, as the case may be, and (b) in all other cases, the actual date on which the Executive's employment terminates during the Term of Employment.

         1.6. "Disability" means the Executive's inability to render, for a period of six consecutive months, services hereunder by reason of permanent disability, as determined by the written medical opinion of an independent medical physician mutually acceptable to the Executive and the Corporation. If the Executive and the Corporation cannot agree as to such an independent medical physician each shall appoint one medical physician and those two physicians shall appoint a third physician who shall make such determination.

         1.7. "Good Reason" means and shall be deemed to exist if, without the prior express written consent of the Executive, (a) the Executive is assigned any duties or responsibilities inconsistent in any material respect with the scope of the duties or responsibilities associated with the Executive's titles or positions, as set forth and described in Section 4 of this Agreement; (b) the Executive suffers a reduction in the duties, responsibilities or effective authority associated with his titles and positions as set forth and described in
Section 4 of this Agreement; (c) the Executive is not appointed to, or is removed from, the offices or positions provided for in Section 4.1 of this Agreement; (d) the Corporation fails to substantially perform any material term or provision of this Agreement; (e) the Executive's compensation provided for hereunder is decreased; (f) the Executive's office location is changed to a location more than 50 miles from its location on the date hereof in Danbury, Connecticut; (g) the Corporation fails to obtain the full assumption of this Agreement by a successor entity in accordance with Section 11.2 of this Agreement; (h) the Corporation continually fails to reimburse the Executive for business expenses in accordance with Section 5.3 of this Agreement; (i) the Corporation purports to terminate the

Executive's employment for Cause and such purported termination of employment is not effected in accordance with the requirements of this Agreement; (j) the Executive shall cease to serve as a director and Chairman of the Board of Directors of any of the Corporation and the Subsidiary; (k) the Board or the shareholders of the Corporation or the Subsidiary, either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Corporation or the Subsidiary, or the sale of substantially all of the assets of the Corporation and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Corporation or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Corporation and the Subsidiary, or (B) immediately after which the shareholders of the Corporation who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Corporation or the survivor, as applicable; (l) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons which is not an Affiliate of the Corporation or the Subsidiary as of the Commencement Date shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Corporation or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof); or (m) the Board or the Corporation shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Corporation's Restated Certificate of Incorporation; provided that, notwithstanding the foregoing, Good Reason shall not include or be deemed to exist, with regard to the circumstances described in clauses (k), (l) or (m), if, with the express prior written consent of Executive, Executive immediately after the occurrence of the circumstances or transactions described in clauses (k), (l) or (m) becomes Chairman, Chief Executive Officer and President of the parent corporation or person that owns or controls the Corporation or its successor immediately after such circumstances or transaction.

         1.8. "Retirement" means the termination of the Executive's employment with the Corporation for any reason at any time after (a) the Executive attains age 65 or (b) the Executive meets the requirements for early or regular retirement under the Corporation's retirement policy, assuming for this purpose that he were a participant in such plan.

         1.9.  "Term of Employment" has the meaning assigned to it in Section 3.

         2. Employment. Subject to the terms and provisions set forth in this Agreement, the Corporation hereby employs the Executive during the Term of Employment as the Chief Executive Officer and President of the Corporation, agrees to use its best efforts to cause Executive to be elected by the Corporation's shareholders as a director and Chairman of the Board of the Corporation, and to cause the Executive to be a director and Chairman of the Board of Directors of the Subsidiary during the Term of Employment and agrees to cause the Subsidiary at all times during the Term of Employment to employ the Executive as Chief Executive Officer and President of the Subsidiary, and the Executive hereby accepts such employment. However, nothing in this Agreement shall be construed to require that the Executive be elected as a director of the Company's Board of Directors on any date if he is not employed by the Company on the election date

         3. Commencement Date and Term of Employment. (a) The term of employment under this Agreement shall commence retroactively as of July 1, 1997 (the
"Commencement  Date"),  and shall,  unless  extended  as  hereinafter  provided,
terminate  on  the  fifth  (5th)   anniversary   of  such  date  (the  "Term  of
Employment").

         (b) On the fifth (5th) anniversary of the Commencement Date and on the sixth (6th) anniversary of the Commencement Date, the Term of Employment shall automatically be extended for an additional one year period unless, not later than twelve months prior to any such anniversary, either party to this Agreement shall have given written notice to the other that the Term of Employment shall not be extended or further extended beyond its then already automatically extended term, if any.

         4.  Positions, Responsibilities and Duties.

         4.1. Positions. During the Term of Employment, the Executive shall be employed as, and the Corporation shall at all times cause the Executive to be, the Chief Executive Officer and President of the Corporation and the Subsidiary. In addition to such positions, the Corporation shall use its best efforts to ensure that the Executive is elected by the shareholders of the Corporation to serve as a director of the Corporation during the Term of Employment for a minimum of two successive, staggered three-year terms, as provided in the Corporation's Certificate of Incorporation, and shall use its best efforts to ensure that Executive is the Chairman of the Board of Directors. In such positions, the Executive shall have the duties, responsibilities and authority normally associated with the office and position of chairman, director, chief executive officer and president of a substantial, publicly traded corporation, but in no event shall the Executive's duties, responsibilities and/or effective authority with respect to the Corporation and/or the Subsidiary be less than the duties, responsibilities and effective authority the Executive possessed immediately prior to the date of this Agreement. No other employee of the Corporation or the Subsidiary shall have authority and responsibilities that are equal to or greater than those of the Executive. The Executive shall report solely and directly to the Board and all other officers and other employees of the Subsidiary shall report directly to the Executive or the Executive's designees. No provision of this Section 4.1, however, shall preclude the Board from soliciting information from any officer or employee of the Corporation.

         4.2. Duties. During the Term of Employment, the Executive shall devote such time as is reasonably necessary to perform the duties associated with his offices and positions as set forth in Section 4.1 and shall use his best efforts to perform faithfully and efficiently the duties and responsibilities contemplated by this Agreement; provided, however, that the Executive shall not be required to perform any duties and responsibilities which would be likely to result in a non-compliance with or violation or breach of any applicable law or regulation. Notwithstanding the foregoing provisions of this Section 4.2, during the Term of Employment, the Executive may devote reasonable time to activities other than those required under this Agreement, including the supervision of his personal investments, and activities involving professional, charitable, educational, religious and similar types of organizations, speaking engagements, membership on the boards of directors of other organizations, and similar type activities, to the extent that such other activities do not inhibit or prohibit the performance of the Executive's duties under this Agreement, or conflict in any material way with the business of the Corporation or the Subsidiary; provided, however, that the Executive shall not serve on the board of any business, or hold any other position with any business without the consent of the Board.

         4.3. Non-Disparagement. The Executive agrees that, while he is employed by the Corporation, and after his Date of Termination, he shall not make any false, defamatory or disparaging statements about the Corporation, the Subsidiary, any Affiliate, or the officers or directors of the Corporation, the Subsidiary or any Affiliate that are reasonably likely to cause material damage to the Corporation, the Subsidiary, any Affiliate, or the officers or directors of the Corporation, the Subsidiary, or the Affiliates. While the Executive is employed by the Corporation, and after his Date of Termination, the Corporation agrees, on behalf of itself, the Subsidiary and the Affiliates, that neither the Corporation, the Subsidiary, the Affiliates, nor the officers or directors of the Corporation, the Subsidiary, or any of the Affiliates shall make any false, defamatory or disparaging statements about the Executive that are reasonably likely to cause material damage to the Executive.

         5.  Compensation and Other Benefits.

         5.1. Base Salary. During the Term of Employment, the Executive shall receive a base salary ("Base Salary"), payable in equal bi-weekly installments, of, prior to first anniversary of the Commencement Date, $700,000 per annum. On each anniversary of the Commencement Date, such Base Salary shall be reviewed for increase (but not decrease) in the sole discretion of the Compensation Committee of the Board; provided, however, that such Base Salary shall in any event be increased as of each anniversary of this Agreement, at a rate equal to the percentage increase in the consumer price index for the New York-Northern New Jersey-Long Island, NY-NJ-CT metropolitan local area as reported by the United States Department of Labor (the "CPI") of the year then ended as compared to the consumer price index for the immediately preceding year. Such increased Base Salary shall then constitute the "Base Salary" for purposes of this Agreement.

         5.2. Incentive Payments. During the Term of Employment, the Executive shall be eligible to participate, as determined by the Compensation Committee of the Board, in all incentive compensation plans and programs maintained by the Corporation and/or the Subsidiary for the benefit of senior executives, including without limitation bonus and stock option or other stock-based compensation plans. In addition to the foregoing, the Executive will be entitled to be paid an incentive bonus (the "Incentive Bonus") and other benefits as described in this Section 5.2.

         (a) The Executive shall be entitled to Incentive Bonus payments in accordance with the following:

         (i) For the fiscal year ending June 30, 1997, the Executive shall be entitled to an Incentive Bonus determined in accordance with the provisions of
Section 5.2 of the Prior Agreement.

         (ii) For the fiscal year ending June 30, 1998, and for each subsequent fiscal year, the Corporation shall pay the Executive an Incentive Bonus equal to two percent (2%) of the amount by which the Corporation's operating income for the year exceeds the Threshold Amount (as defined below).

         (iii) For the fiscal year ending June 30, 1998, the "Threshold Amount" shall be $40,000,000 (forty million dollars). For fiscal years ending after June 30, 1998, the Threshold Amount shall be 110% of the Threshold Amount for the preceding fiscal year.

         (iv) For fiscal years ending after June 30, 1997, the Corporation's operating income for the fiscal year shall be as set forth in the Corporation's financial statements, adjusted by adding thereto the charges, expenses or accruals, if any, charged against such operating income for(1) non-recurring or extraordinary items, (2) Incentive Bonuses under this Agreement, (3) the issuance to the Corporation's executives, managers, employees, dealers and other business associates of capital stock of the Corporation, or the issuance or exercise to or by such persons of options, warrants or other rights to acquire capital stock of the Corporation, or stock appreciation rights of the Corporation or similar equity equivalents, including in respect of the Initial Restricted Stock Agreement, the Stock Unit Agreement, and the Option Agreement contemplated by this Agreement, and (4) any increased depreciation, amortization or other changes resulting from purchase accounting adjustments (provided, however, that no such adjustments shall be made under this clause (4) with respect to acquisitions occurring prior to the Commencement Date). The calculation of operating income will be confirmed by the Corporation's independent public accountants or any other independent, recognized financial or accounting expert retained by the Compensation Committee.

         (v) Notwithstanding the foregoing provisions of this Section 5.2, if the Corporation effects a major acquisition during any fiscal year, the Executive and the Corporation shall negotiate in good faith an appropriate revision to the Threshold Amount set forth in this Section 5.2 to implement the purpose of the Incentive Bonus.

         (vi) The Incentive Bonus in respect of any particular fiscal year will be paid upon the earlier to occur of the fifth business day following public filing or disclosure of the Corporation's financial statements for such fiscal year or the 120th day following the end of such fiscal year.

         (vii) Notwithstanding the foregoing provisions of this Section 5.2, the Executive's right to any Incentive Bonus amounts under this Agreement for fiscal years beginning on or after the Commencement Date shall be contingent on the Incentive Bonus payments being approved by the shareholders of the Corporation at the Corporation's annual meeting on November 18, 1997 (including any adjournment thereof); provided, however, that if such Incentive Bonus arrangement is not so approved, the Corporation will offer other additional compensation to the Executive that provides an earnings opportunity that is comparable to that offered by the Incentive Bonus, and the Corporation and the Executive shall negotiate in good faith regarding the structure of such additional compensation and the revisions to this Agreement reflecting such compensation. The failure of the Company to offer such replacement compensation within 45 days following the shareholder's vote of non-approval of the Incentive Bonus shall be treated as a decrease in the Executive's compensation under
Section 1.7(e).

         (b) The Executive shall be entitled to stock-based rights in accordance with the following:

         (i) Effective as of July 1, 1997 and July 1, 1998, the Corporation and Executive shall enter into, execute and deliver the Initial Restricted Stock Agreement, in substantially in the form of Exhibit A hereto (as amended from time to time in accordance with its terms, the "Initial Restricted Stock Agreement") pursuant to which the Corporation shall issue to Executive, effective as of July 1, 1997 and July 1, 1998, respectively, subject to Section 6.3, 10,000 shares of the Corporation's common stock, par value $.01 per share ("Common Stock"), in accordance with an Initial Restricted Stock Agreement in substantially the form set forth in Exhibit A, for a total of 20,000 shares of Common Stock, which shares of Common Stock will be "restricted stock" subject to the Initial Restricted Stock Agreement. Shares of Common Stock under the Initial Restricted Stock Agreement are referred to as the "Restricted Stock" for purposes of this Agreement.

         (ii) Concurrently with the execution and delivery of this Agreement, the Corporation and Executive shall enter into, execute and deliver the Stock Unit Agreement, as of the Commencement Date, between the Corporation and Executive, and substantially in the form of Exhibit B hereto (as amended from time to time in accordance with its terms, the "Stock Unit Agreement") pursuant to which the Corporation shall credit to the Account of the Executive, as of July 1, 1997 and on each July 1 thereafter during the Term of Employment, while the Executive remains employed by the Corporation and subject to Section 6.3, 7,000 Stock Units, in accordance with a Stock Unit Agreement in substantially the form set forth in Exhibit B, for a total of 35,000 Stock Units if this Agreement continues through the full initial Term of Employment (49,000 Stock Units if this Agreement continues through the full initial Term of Employment and both one-year extensions). The Executive shall receive cash payments equal to the dividends payable on the number of shares of Common Stock equal to the number of Stock Units credited to the Executive's Stock Account during the deferral period. The deferral period shall end after the Date of Termination, at which time the Account shall be settled by distribution to the Executive of shares of Common Stock reflecting the balance of the Stock Units then credited to the Account.

         (c) The Executive shall be entitled to stock option rights in accordance with the following:

         (i) Concurrently with the execution and delivery of this Agreement, the Corporation and Executive shall enter into, execute and deliver the stock option agreement, as of September 19, 1997, between the Corporation and Executive, and substantially in the form of Exhibit C hereto (the "Option Agreement") pursuant to which the Corporation shall issue to Executive stock options pursuant to this
Section 5.2(c) to purchase 500,000 shares of Common Stock under the Corporation's 1992 Stock Option Plan (as amended from time to time in accordance with its terms, the "Plan"), with the option to purchase 250,000 of such shares at an exercise price equal to $63.50 per share (the closing price on the NYSE Composite Index of the Common Stock at September 19, 1997), and the option to purchase the remaining 250,000 of such shares at an exercise price equal to $82.55 (130% of the closing price on the NYSE Composite Index of the Common Stock at September 19, 1997). (It is understood by the parties that the number of shares, and the price per share, for the options described above in this paragraph (i) is based on the number of shares on the Commencement Date, and that as of September 19, 1997, to reflect the intervening stock split, the option described in this paragraph (i) will cover the purchase of 1,000,000 shares, with the price for 500,000 of the shares to be $31.75 per shares, and the price for the remaining 500,000 shares to be $41.275 per share.) The options issued under this Section 5.2(c)(i) are referred to as the "Options."

         (ii) The Corporation has previously issued to Executive the options covering the 60,000 share per year grant pursuant to the Prior Employment Agreement, and nothing in this Agreement shall be construed to adversely affect the terms of such grant. Except as provided in paragraphs (iii) and (iv) below, and subject to Section 6 of this Agreement, such grant shall be governed by the terms of the Option Agreement relating thereto.

         (iii) Options to purchase Common Stock granted to the Executive by the Corporation which are outstanding on the Commencement Date will be revised (effective as of the Commencement Date) to provide for immediate exercisability upon the occurrence of a Change in Control, to the same extent provided in the Option Agreement set forth in Exhibit C.

         (iv) Options to purchase Common Stock granted to the Executive by the Corporation which are outstanding on the Commencement Date and the Options to be granted under this Agreement will be revised to permit the deferred delivery of shares of stock following exercise, as elected by the Executive, pursuant to a deferral arrangement to be established by the Corporation.

         (d) For fiscal years ending after June 30, 1997, the Executive's entitlement to Incentive Bonus payments, stock option awards, stock unit awards, and restricted stock awards shall be determined in accordance with the terms of this Agreement, rather than the terms of the Prior Agreement.

         (e) The number of shares subject to any stock awards (including Stock Unit awards) under this Agreement are specified as of July 1, 1997, and such numbers are to be adjusted for stock splits, stock dividends, reclassifications, recapitalizations and similar events in respect of the Common Stock occurring after that date.

         5.3. Expense Reimbursement. During the Term of Employment, the Executive shall be entitled to receive prompt reimbursement for all usual, customary and reasonable, business-related expenses incurred by the Executive in performing his duties and responsibilities hereunder in accordance with the practices and procedures of the Corporation as in effect and applied immediately prior to the Commencement Date, including without limitation an automobile and driver allowance and/or reimbursement in accordance with past practices, or, if more favorable to the Executive, as in effect at any time thereafter with respect to the Executive or other executives of the Corporation or the Subsidiary.

         5.4. Vacation and Fringe Benefits. (a) During the Term of Employment, the Corporation shall maintain a $7 million key man life and disability insurance in respect of the Executive for the benefit of Executive and/or his estate, and shall maintain such insurance so long as the Executive remains a senior executive officer of the Corporation, provided that the aggregate amount of such insurance coverage shall be reduced if and to the extent necessary to reduce the aggregate annual premium payable by the Corporation to $35,000. Executive agrees to cooperate with the Corporation in obtaining such policies and in maintaining the same in full force and effect throughout the Term of Employment.

         (b) During the Term of Employment, the Executive shall also be entitled to such paid vacation, fringe benefits and perquisites as provided to the Executive by the Corporation and/or the Subsidiary immediately prior to the Commencement Date or, if more favorable to the Executive, as provided by the Corporation or the Subsidiary at any time thereafter.

         (c) To the extent that the Executive's rights to compensation or benefits under the applicable plan, agreement or other governing document are to be determined based on the Term of Employment under the Prior Employment Agreement, the Term of Employment under this Agreement shall be deemed to be substituted for the Term of Employment under the Prior Employment Agreement.

         5.5. Office and Support Staff. Unless the Executive otherwise agrees in writing, during the Term of Employment the Executive shall be entitled to executive secretarial and other administrative assistance of a type and extent, and to an office or offices (with furnishings and other appointments) of a type and size, at least equal to that provided to the Executive immediately prior to the date of this Agreement.

         6.  Termination.

         6.1. Termination Due to Death or Disability. The Corporation may terminate the Executive's employment hereunder due to Disability. In the event of the Executive's death or a Termination of the Executive's employment by the Corporation due to Disability, the Executive, his estate or his legal representative, as the case may be, shall be entitled to receive:

         (a) Base Salary continuation at the rate in effect (as provided for by Section 5.1 of this Agreement) on the Date of Termination through the end of the full fiscal year in which the Date of Termination occurs;

         (b) an Incentive Bonus in respect of the full fiscal year in which the Date of Termination occurs;

         (c) any deferred compensation not yet paid to the Executive (including, without limitation, interest or other credits on such deferred amounts), any accrued vacation pay and insurance proceeds;

         (d) reimbursement for expenses incurred but not yet paid prior to such death or Disability;

         (e) insurance policy payments or proceeds in respect of the life and Disability insurance referred to in Section 5.4(a); and

         (f) any other compensation or benefits which may be owed or provided to the Executive in accordance with the terms and provisions of any applicable agreements, plans and programs of or made by the Corporation and/or the Subsidiary.

         Anything in this Agreement to the contrary notwithstanding, (x) in the event of the termination of the Executive's employment pursuant to this Section 6.1, the Corporation will not, from and after the Date of Termination, be obligated to issue any Restricted Stock, Options or Stock Units, but any vesting or service requirements under any outstanding options, restricted stock or stock units granted to the Executive prior to his termination of employment that are associated with the Executive's employment by the Corporation will be deemed to be fully satisfied upon such termination, and (y) the Executive's family shall be entitled to receive benefits at least equal to the most favorable benefits provided by the Corporation to surviving families of employees of the Corporation under such plans, programs, practices and policies relating to family death benefits, if any, in accordance with the most favorable plans, programs, practices and policies of the Corporation in effect on the date of the Executive's death with respect to other key employees of the Corporation and their families. Anything in this Agreement to the contrary notwithstanding, the Executive shall be entitled after the Date of Termination due to Disability to receive disability and other benefits at least equal to the most favorable of those provided by the Corporation to disabled employees and/or their families in accordance with such plans, programs, practices and policies relating to disability, if any, in effect at any time during the 90-day period immediately preceding the Date of Termination due to Disability with respect to other key employees of the Corporation and their families.

         6.2. Termination by the Corporation for Cause. The Corporation may terminate the Executive's employment hereunder for Cause as provided in this
Section 6.2. If the Corporation terminates the Executive's employment hereunder for Cause, the Executive shall be entitled to receive:

         (a) Base Salary at the rate in effect (as provided for by Section 5.1 of this Agreement) at the time of such termination through the Date of Termination;

         (b) a prorated Incentive Bonus in respect of the fiscal year in which the Date of Termination occurs, equal to such Incentive Bonus multiplied by a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365;

         (c) any deferred compensation (including, without limitation, interest or other credits on such deferred amounts) and any accrued vacation pay;

         (d) reimbursement for expenses incurred, but not yet paid prior to such termination of employment; and

         (e) any other compensation or benefits which may be owed or provided to the Executive in accordance with the terms and provisions of any applicable agreements, plans and programs of or made by the Corporation and/or the Subsidiary.

         In any case described in this Section 6.2, the Executive shall be given written notice authorized by a vote of at least a majority of the members of the Board that the Corporation intends to terminate the Executive's employment for Cause. Such written notice, given in accordance with Section 6.7 of this Agreement, shall specify the particular act or acts, or failure to act, which is or are the basis for the decision to so terminate the Executive's employment for Cause. The Executive shall be given the opportunity within 30 calendar days of the receipt of such notice to meet with the Board to defend such act or acts, or failure to act, and, if such act or failure to act is correctable, the Executive shall be given 30 business days after such meeting to correct such act or failure to act. If such act or failure to act is not correctable or upon failure of the Executive, within such latter 30 day period, to correct such act or failure to act, the Executive's employment by the Corporation shall automatically be terminated under this Section 6.2 for Cause as of the date determined in Section 1.5 of this Agreement. Anything herein to the contrary notwithstanding, if, following a termination of the Executive's employment by the Corporation for Cause based upon the conviction of the Executive for a felony involving actual dishonesty as against the Corporation or the Subsidiary, such conviction is overturned on appeal, the Executive shall be entitled to the payments and benefits that the Executive would have received as a result of a termination of the Executive's employment by the Corporation without Cause. Anything in this Agreement to the contrary notwithstanding, in the event of the termination of the Executive's employment pursuant to this Section 6.2, the Corporation will not, from and after the Date of Termination, be obligated to issue any Restricted Stock, Stock Options or Stock Units, although any outstanding Restricted Stock, Stock Units or Options will not be affected thereby, except as expressly provided in the Initial Restricted Stock Agreement, the Stock Unit Agreement, and the Option Agreement.

         6.3. Termination Without Cause or Termination For Good Reason. The Corporation shall be permitted to terminate the Executive's employment hereunder without Cause and the Executive shall be permitted to terminate his employment hereunder for Good Reason. For purposes of this Agreement, such a termination of employment by the Executive shall constitute a "Termination for Good Reason" only if effected in accordance with the notice provisions of Section 6.7(b). If the Corporation terminates the Executive's employment hereunder without Cause, other than due to death or Disability, or if the Executive effects a Termination for Good Reason, the Executive shall be entitled to receive:

         (a) Base Salary at the rate in effect (as provided for by Section 5.1 of this Agreement) on the Date of Termination through the end of the Term of Employment (which Term of Employment shall include extensions thereof in accordance with Section 3 only to the extent that the deadline for canceling the extension or extensions occurred prior to the date on which the applicable written termination notice was provided, with no cancellation of extension notice filed in accordance with Section 3(b));

         (b) an aggregate amount equal to the two largest Incentive Bonuses or other annual bonuses previously received by Executive from the Corporation not to exceed $1 million in the aggregate;

         (c) any deferred compensation (including, without limitation, interest or other credits on the deferred amounts) and any accrued vacation pay;

         (d) reimbursement for expenses incurred, but not paid prior to such termination of employment; and

         (e) any other compensation or benefits which may be owed or provided to the Executive in accordance with the terms and provisions of any applicable agreements, plans and programs of or made by the Corporation and/or the Subsidiary.

         Anything in this Agreement to the contrary notwithstanding, in the event of the termination of Executive's employment pursuant to this Section 6.3,
(x) the Corporation's obligation to issue Restricted Stock and Stock Units under this Agreement and in accordance with the Initial Restricted Stock Agreement and Stock Unit Agreement will not be terminated or otherwise affected, as if the Term of Employment continued without giving effect to such termination, and any vesting or service requirements under any outstanding restricted stock award or stock unit award granted to the Executive prior to his termination (except that any Stock Units otherwise required to be credited shall be immediately settled, on the date such crediting would otherwise be due, in a like number of shares of Common Stock) of employment that are associated with the Executive's employment by the Corporation will be deemed to be fully satisfied upon such termination, and (y) any vesting or service requirements under any outstanding options granted to the Executive prior to his termination of employment that are associated with the Executive's employment by the Corporation will be deemed to be fully satisfied upon such termination, and the Options issued to and exercisable by Executive will be exercisable at any time during the three years following such Date of Termination.

         Anything in this Agreement to the contrary notwithstanding, if the Executive is employed by the Corporation through the end of the Term of Employment, and his employment terminates by reason of a failure to extend the Term of Employment (regardless of whether such failure to extend occurs by reason of a notice from either the Executive or the Corporation that the Agreement will not be extended in accordance with Section 3(b) or by reason of a failure of the parties to further extend the Agreement following the end of the Term of Employment as set forth in Section 3), the Executive shall be treated as having completed any service required for full vesting under any outstanding stock option awards, restricted stock awards, and stock unit awards, as well as any other compensation accrued prior to the termination of employment if the right to such compensation is contingent on completion of service for vesting. Nothing in the preceding sentence shall be construed to require the vesting in compensation for the Executive if the written terms of the compensation provide for a different vesting schedule and such compensation is not required to be provided by this Agreement.

         6.4. Voluntary Termination. The Executive may effect a Voluntary Termination of his employment hereunder. A "Voluntary Termination" shall mean a termination of employment upon prior written notice to the Corporation in accordance with Section 6.7(c) by the Executive on his own initiative other than
(a) a termination due to Disability, (b) a Termination for Good Reason, or (c) a termination due to Retirement. A Voluntary Termination shall not be, nor shall it be deemed to be, a breach of this Agreement and shall entitle the Executive to all of the rights and benefits which the Executive would be entitled in the event of a termination of his employment by the Corporation for Cause.

         6.5. Termination Due to Retirement. The Executive may terminate his employment hereunder as a result of Retirement. If the Executive's employment hereunder is terminated due to Retirement, the Executive shall be entitled to receive:

         (a) Base Salary at the rate in effect (as provided for by Section 5.1 of this Agreement) at the time of such termination through the date of Retirement;

         (b) a prorated Incentive Bonus in respect of the fiscal year in which the Date of Termination occurs, equal to such Incentive Bonus multiplied by a fraction, the numerator of which is the number of days in the current fiscal year through the Date of Termination, and the denominator of which is 365;

         (c) any deferred compensation not yet paid to the Executive (including, without limitation, any interest on credits on such deferred amounts) and any accrued vacation pay;

         (d) reimbursement for expenses incurred but not yet paid prior to the date of Retirement; and

         (e) any other compensation or benefits which may be owed or provided to the Executive in accordance with the terms and provisions of any applicable agreements, plans and programs of or made by the Corporation and/or the Subsidiary.

Anything in this Agreement to the contrary notwithstanding, in the event of the termination of the Executive's employment pursuant to this Section 6.5, the Corporation will not, from and after the Date of Termination, be obligated to issue any Restricted Stock, Stock Units or Options, although any outstanding Restricted Stock, Options or Stock Units will not be affected thereby, except as expressly provided in the Initial Restricted Stock Agreement, the Stock Unit Agreement, and the Option Agreement.

         6.6. No Mitigation; No Offset. In the event of any termination of employment under this Section 6, the Executive shall be under no obligation to seek other employment and there shall be no offset against any amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that the Executive may obtain. Any amounts due under this Section 6 are in the nature of severance payments, or liquidated damages, or both, and are not in the nature of a penalty.

         6.7. Notice of Termination. Any termination of the Executive's employment by the Corporation for Cause, any Termination for Good Reason, and any termination of employment by the Executive in connection with a Voluntary Termination shall be communicated by a notice of termination to the other party hereto given in accordance with Section 12.3 of this Agreement (the "Notice of Termination"). The Notice of Termination shall be given (a) in the case of a termination for Cause, within 90 business days after a director of the Corporation (excluding the Executive) has actual knowledge of the events giving rise to such purported termination, (b) in the case of a Termination for Good Reason, within 180 days of the Executive's having actual knowledge of the event or events constituting Good Reason; and (c) in the case of Voluntary Termination, not later than 150 days prior to the date of termination specified in such notice. Such notice shall (x) indicate the specific termination provision in this Agreement relied upon, (y) set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated, as applicable, and (z) if the termination date is other than the date of receipt of such notice, specify the date on which the Executive's employment is to be terminated (which date shall not be earlier than the date on which such notice is actually given).

         6.8.  Certain Further Payments by the Corporation.

         6.8.1. Tax Reimbursement Payment. Anything in this Agreement to the contrary notwithstanding, in the event that any amount or benefit paid, payable, or to be paid, or distributed, distributable, or to be distributed to or with respect to the Executive by the Corporation, the Subsidiary or any other Affiliate, including Base

Salary, Incentive Bonuses, Restricted Stock, Options and any other amounts payable in respect of this Agreement (collectively, the "Covered Payments"), is or becomes, at any time, as a result of (a) any Internal Revenue Service claims or assertions, or (b) Section 6.8.2 below or otherwise, subject to the excise tax imposed by or under Section 4999 of the Code (or any similar tax that may hereafter be imposed), and/or any interest or penalties with respect to such excise tax (such excise tax, together with such interest and penalties, are hereinafter collectively, referred to as the "Excise Tax"), the Corporation shall pay to the Executive at the time specified in Section 6.9 below an additional amount (the "Tax Reimbursement Payment") equal to the sum of (a) the amount of the Excise Tax imposed upon the Covered Payments, and (b) an amount equal to the product of (i) any deductions disallowed for federal, state or local income tax purposes because of the inclusion of the Tax Reimbursement Payment in the Executive's adjusted gross income, and (ii) the highest applicable marginal rate of federal, state or local income taxation, respectively, for the calendar year in which the Tax Reimbursement Payment is made or is to be made. However, the Tax Reimbursement Payment will not include any Excise Tax or other tax imposed on or attributable to the Tax Reimbursement Payment itself.

         6.8.2. Determining Excise Tax. Except as otherwise provided in Section 6.8.1(a), for purposes of determining whether any of the Covered Payments will be subject to the Excise Tax and the amount of such Excise Tax,

         (a) such Covered Payments will be treated as "parachute payments" (within the meaning of Section 280G(b)(2) of the Code) and such payments in excess of the Code Section 280G(b)(3) "base amount" shall be treated as subject to the Excise Tax, unless, and except to the extent that, the Corporation's independent certified public accountants (the "Accountants") or legal counsel reasonably acceptable to the Executive, deliver timely, upon the Executive's request, a written opinion, reasonably satisfactory to the Executive's legal counsel, to the Executive that the Executive has a reasonable basis to claim that the Covered Payments (in whole or in part) (i) do not constitute "parachute payments", (ii) represent reasonable compensation for services actually rendered (within the meaning of Section 280G(b)(4) of the Code) in excess of the "base amount" allocable to such reasonable compensation, or (iii) such "parachute payments" are otherwise not subject to such Excise Tax (with appropriate legal authority, detailed analysis and explanation provided therein by the Accountants); and

         (b) the value of any Covered Payments which are non-cash benefits or deferred payments or benefits shall be determined by the Accountants in accordance with the principles of Section 280G of the Code.

         6.8.3. Applicable Tax Rates and Deductions. For purposes of determining the amount of the Tax Reimbursement Payment, the Executive shall be deemed:

         (a) to pay federal, state and/or local income taxes at the highest applicable marginal rate of income taxation for the calendar year in which the Tax Reimbursement Payment is made or is to be made, and

         (b) to have otherwise allowable deductions for federal, state and local income tax purposes at least equal to those disallowed due to the inclusion of the Tax Reimbursement Payment in the Executive's adjusted gross income.

         6.8.4. Subsequent Events. If, pursuant to a written opinion, reasonably satisfactory to the Executive, of the Accountants (or legal counsel reasonably acceptable to the Executive) delivered to the Executive, the Excise Tax is subsequently determined on a reasonable basis and in good faith (other than as a result of a tax contest) to be less than the amount taken into account hereunder in calculating any Tax Reimbursement Payment made, the Executive shall repay to the Corporation the portion of any prior Tax Reimbursement Payment that would not have been paid if such redetermined Excise Tax had been applied in calculating such Tax Reimbursement Payment, plus interest on the amount of such repayment at the mid-term discount rate provided in Section 1274(b)(2)(B) of the Code. Notwithstanding the immediately preceding sentence, if any portion of the Tax Reimbursement Payment to be refunded to the Corporation has been paid to any federal, state or local tax authority, repayment thereof shall not be required until an actual refund or credit of such portion has been made to or obtained by the Executive from such tax authority, and any interest payable to the Corporation shall not exceed the interest received or credited to the Executive by any such tax authority. The Executive shall be fully indemnified by the Corporation for any out-of-pocket costs, expenses or fees attributable to the filing of any refund or other claim. The Executive and the Corporation shall mutually agree upon the course of action to be pursued (and the method of allocating the expenses thereof) if any good faith claim for refund or credit from such tax authority made by the Executive is denied.

         Notwithstanding the immediately preceding paragraph, if, in the written opinion of the Executive's tax advisors delivered to the Accountants and the Corporation, the Excise Tax is later determined to exceed the amount taken into account by the Accountants or legal counsel, as the case may be, hereunder at the time any Tax Reimbursement Payment is made by reason of (i) manifest error,
(ii) any payment the existence or amount of which could not be or was not determined or known about at the time of any Tax Reimbursement Payment, or (iii) any determination, claim or assertion made by any tax authority that the Excise Tax is or should be greater than the amount of such Excise Tax taken into account previously by the Accountants or legal counsel, as the case may be, or as otherwise previously determined, the Corporation shall make an additional Tax Reimbursement Payment in respect of such excess Excise Tax (which Tax Reimbursement Payment shall include, without limitation, any interest or penalties payable with respect to such excess Excise
Tax) at the time specified in Section 6.9 below. With respect to this Section 6.8.4, if any such tax authority makes such a determination, the Executive shall notify the Corporation of such occurrence. If the Corporation obtains (at the Corporation's sole expense) an opinion of legal counsel reasonably satisfactory to the Executive that it is more likely than not that the Executive would succeed in disputing such claim, assertion or determination of such tax authority, the Executive shall, at the sole expense of the Corporation, make a good faith effort to contest such claim, assertion or determination of such tax authority in all relevant administrative proceedings with such tax authority and in any related judicial proceeding (excluding any appeals thereof); provided, however, that if the Executive determines in good faith that the continued contest of any such claim, assertion or determination with such tax authority would have an adverse impact on his overall tax position (which good faith determination shall take into account the magnitude of the amounts involved), then, upon receipt of notice by the Corporation from the Executive to that effect, the Executive shall, without foregoing any right to receive any Tax Reimbursement Payment described in this Section 6.8, have no further obligation to pursue any such contest with any such tax authority. The Executive may, as a condition to pursuing or commencing any contest described in this Section 6.8.4 in any judicial proceedings (which proceedings shall be in a forum chosen at the sole discretion of the Executive), require the Corporation to advance any amount of tax required to be paid in order to pursue such contest. In conducting any contest described in this Section 6.8.4, the Executive shall use his best efforts to keep the Corporation advised and will permit the Corporation to prepare and suggest appropriate responses and actions that may be reasonably made or taken by the Executive. Notwithstanding the above, the decisions as to such response or actions shall be solely that of the Executive and the Executive shall have the sole right to control the proceeding. The Corporation shall bear all expenses of any proceeding relating to any contest described in this Section 6.8.4, whether incurred by the Corporation or the Executive, including, without limitation, all fees and disbursements of attorneys, accountants and expert witnesses and any additional interest or penalties applicable. Nothing contained in this Agreement shall under any circumstances give the Corporation any right to examine the tax returns or any other records of the Executive.

         6.9. Payment. Except as otherwise provided in this Agreement, and except with respect to continued payment of Base Salary in accordance with any provisions of this Agreement, any payments to which the Executive shall be entitled under this

Section 6 shall be made as promptly as possible following (a) the Date of Termination, (b) the payment of any Covered Payments, or (c) the delivery of the opinion of the Executive's tax advisors, in accordance with Section 6.8.4. If the amount of any payment due to the Executive cannot be finally determined with 90 days after the Date of Termination, such amount shall be estimated on a good faith basis by the Corporation and the estimated amount shall be paid no later than 90 days after such Date of Termination. As soon as practicable thereafter, the final determination of the amount due shall be made and any adjustment requiring a payment to or from the Executive shall be made as promptly as practicable.

         7. Non-Exclusivity of Rights. Nothing in this Agreement shall prevent or limit the Executive's continuing or future participation in any bonus or incentive plan or program provided or maintained by the Corporation, the Subsidiary or any other Affiliate and for which the Executive may qualify or be selected, nor shall anything herein limit or otherwise prejudice such rights as the Executive may have under any other existing or future agreements with the Corporation, the Subsidiary or any Affiliate, including, without limitation, any change of control agreements or any stock option, restricted stock, or stock unit agreements, including the Initial Restricted Stock Agreement, the Stock Unit Agreement, and the Option Agreement. Except as otherwise expressly provided for in this Agreement, amounts which are vested benefits or which the Executive is otherwise entitled to receive under any plans or programs of the Corporation, the Subsidiary or any other Affiliate at or subsequent to the Date of Termination shall be payable in accordance with such plans or programs.

         8. Full Settlement. The Corporation's obligation to make the payments provided for in this Agreement and otherwise to perform its obligations hereunder shall not be affected by any circumstances, including, without limitation, any set-off, counterclaim, recoupment, defense or other right which the Corporation may have against the Executive or others.

         9. Costs of Enforcement. The following provisions of this Section 9 shall apply if it becomes necessary or desirable for the Executive to retain legal counsel or incur other costs and expenses in connection with either enforcing any and all of his rights under this Agreement or defending against any allegations by the Corporation of breach of this Agreement by the Executive:

         (a) The Executive shall be entitled to recover from the Corporation reasonable attorneys' fees, costs and expenses incurred by him in connection with such enforcement or defense.

         (b) Payments required under this Section 9 shall be made by the Corporation to the Executive (or directly to the Executive's attorney) promptly following submission to the Corporation of appropriate documentation evidencing the incurrence of such attorneys' fees, costs, and expenses.

         (c) The Executive shall be entitled to select his legal counsel; provided, however, that such right of selection shall not affect the requirement that any costs and expenses reimbursable under this Section 9 be reasonable.

         (d) The Executive's rights to payments under this Section 9 shall not be affected by the final outcome of any dispute with the Corporation; provided, however, that to the extent that the court shall determine that under the circumstances recovery by the Executive of all or a part of any such fees and costs and expenses would be unjust or inappropriate, the Executive shall not be entitled to such recovery; and to the extent that such amounts have been recovered by the Executive previously, the Executive shall repay such amounts to the Corporation.

In addition, the Corporation will reimburse the Executive for the reasonable attorney fees incurred in connection with the preparation and negotiation of this Agreement.

         10.  Confidential Information and Noncompetition.

         10.1. Confidential Information. The Executive shall not, during the Term of Employment and thereafter, without the prior express written consent of the Corporation or the Subsidiary, disclose any confidential information, knowledge or data relating to the Corporation, the Subsidiary or any other Affiliate and their respective businesses, which (a) was obtained by the Executive in the course of the Executive's employment with the Corporation, and
(b) which is not information, knowledge or data otherwise in the public domain (other than by reason of a breach of this provision by the Executive), unless required to do so by a court of law or equity or by any governmental agency or other authority. In no event shall an asserted violation of this Section 10.1 constitute a basis for delaying or withholding the payment of any amounts otherwise payable to the Executive under this Agreement.

         10.2. Noncompetition. If the Executive terminates his employment hereunder pursuant to Section 6.4 of this Agreement, then the Corporation, by written notice given to the Executive within 30 days after the Executive delivers a Notice of Termination in connection with a Voluntary Termination, may require that this Section 10.2 apply. If the Corporation gives notice to the Executive as provided in the preceding sentence, then the Executive, without the express written consent of the Corporation, shall not, for the twelve month period following the Date of

Termination, engage in any business, whether as an employee, consultant, partner, principal, agent, representative or stockholder (other than as a stockholder of less than a 5% equity interest) or in any other corporate or representative capacity, if it involves engaging in, or rendering services or advice pertaining to, any lines of business the Corporation or the Subsidiary was actively conducting on the Date of Termination. The obligation of the Executive to abide by the restrictions set forth in the preceding sentence shall be conditioned upon the Corporation continuing payment of the Executive's Base Salary for the 12-month period during which such restriction shall be in effect. Such Base Salary shall be paid at the rate in effect (as provided for in Section
5.1 of this Agreement) on the Date of Termination. If the Corporation shall institute any action or proceeding to enforce the provisions of this Section 10.2, or shall file any claim in any proceeding to enforce such provisions, the Executive hereby waives the claim or defense that the Corporation has an adequate remedy at law and waives the requirement that the Corporation post a bond in securing equitable relief, and the Executive shall not contend in any such action or proceeding the claim or defense that an adequate remedy at law exists.

         11.  Successors.

         11.1. The Executive. This Agreement is personal to the Executive and, without the prior express written consent of the Corporation, shall not be assignable by the Executive, except that the Executive's rights to receive any compensation or benefits under this Agreement may be transferred or disposed of pursuant to testamentary disposition, intestate succession or pursuant to a domestic relations order of a court of competent jurisdiction. This Agreement shall inure to the benefit of and be enforceable by the Executive's heirs, beneficiaries and/or legal representatives.

         11.2. The Corporation. This Agreement shall inure to the benefit of and be binding upon the Corporation and its successors and assigns. The Corporation shall require any successor to all or substantially all of the business and/or assets of the Corporation or the Subsidiary, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock, or otherwise, by an agreement in form and substance satisfactory to the Executive, expressly to assume and agree to perform this Agreement in the same manner and to the same extent as the Corporation would be required to perform if no such succession had taken place.

         12.  Miscellaneous.

         12.1. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, applied without reference to principles of conflict of laws.

         12.2. Amendments. This Agreement may not be amended or modified otherwise than by a written agreement executed by the parties hereto or their respective successors and legal representatives.

         12.3. Notices. All notices and other communications hereunder shall be in writing and shall be given by hand-delivery to the other party or by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

         If to the Executive:       c/o Ethan Allen Drive
                                        Danbury, Connecticut  06813

         If to the Corporation:     c/o Ethan Allen Drive
                                        Danbury, Connecticut  06813

or to such other address as either party shall have furnished to the other in writing in accordance herewith. Notices and communications shall be effective when actually received by the addressee.

         12.4. Withholding. The Corporation may withhold from any amounts payable under this Agreement such federal, state or local income taxes as shall be required to be withheld pursuant to any applicable law or regulation. If, at any time on or after the Commencement Date, the Executive will recognize taxable income with respect to the awards from the Corporation of Common Stock (regardless of when such awards are made), the Executive may elect to have the Corporation withhold from the shares to be delivered shares sufficient to satisfy all or a portion of such tax withholding requirements.

         12.5. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

         12.6. Captions. The captions of this Agreement are not part of the provisions hereof and shall have no force or effect.

         12.7. Beneficiaries/References. The Executive shall be entitled to select (and change) a beneficiary or beneficiaries to receive any compensation or benefit payable hereunder following the Executive's death, and may change such election, in either case by giving the Corporation written notice thereof. In the event of the Executive's death or a judicial determination of his incompetence, reference in this Agreement to the Executive shall be deemed, where appropriate, to refer to other beneficiary(ies), estate or his legal representative(s).

         12.8. Entire Agreement. Upon the commencement of the Term of Employment, this Agreement will contain the entire agreement between the parties concerning the subject matter hereof and will supersede all prior agreements
(including without limitation the Prior Employment Agreement, except as otherwise specifically provided in this Agreement), understandings, discussions, negotiations and undertakings, whether written or oral, between the parties with respect to the subject matter hereof, excluding the Restated Director Indemnification Agreement by and between the Corporation and the Executive, the Initial Restricted Stock Agreement, the Stock Unit Agreement, and the Option Agreement. However, nothing in this Agreement shall adversely affect the Executive's rights to benefits accrued prior to July 1, 1997 and, except as contemplated hereby, the Executive's rights with respect to stock options and restricted stock granted prior to the Commencement Date shall be governed by the respective stock options and restricted stock agreements relating thereto.

         12.9. Representation. The Corporation represents and warrants that it is fully authorized and empowered to enter into this Agreement and that the performance of its obligations under this Agreement will not violate any agreement between the Corporation and any other person, firm or organization or any applicable laws or regulations.

         12.10. Survivorship. The respective rights and obligations of the parties hereunder shall survive any termination of this Agreement or the Executive's employment hereunder to the extent necessary to the intended preservation of such rights and obligations.

         IN WITNESS WHEREOF, the Executive has hereunto set the Executive's hand and the Corporation has caused this Agreement to be executed in its name on its behalf, and its corporate seal to be hereunto affixed and attested by its Secretary, all as of the day and year first above written.


                                    EXECUTIVE



                                    M. Farooq Kathwari


                                    ETHAN ALLEN INTERIORS INC.



                                    By__________________________
                                      Its

                                                           Exhibit A


                           RESTRICTED STOCK AGREEMENT


         THIS AGREEMENT, dated as of the 1st day of July, 1997, by and between Ethan Allen Interiors, Inc. (the "Company") and M. Farooq Kathwari (the "Executive").

                                WITNESSETH THAT:

         WHEREAS, the Company wishes to award shares of common stock of the Company to the Executive, subject to certain restrictions, to encourage the Executive to continue to provide services to the Company;

         WHEREAS, the Company and Executive have entered into an Employment Agreement, dated October ___, 1997 (as amended in accordance with its terms, the "Employment Agreement"), and this Agreement is being entered into pursuant to
Section 5.2(b)(i) thereof;

         NOW THEREFORE, IT IS AGREED between the Company and the Executive as follows:

         1. Award. Subject to the terms of this Agreement and the Employment Agreement, the Executive (i) is hereby awarded by the Company 10,000 shares of common stock, par value $.01 per share ("Common Stock") of the Company and (ii) on July 1, 1998, subject to Section 6 of the Employment Agreement, will be awarded by the Company an additional 10,000 (as adjusted for stock splits, stock dividends, reclassifications, recapitalizations and similar events occurring after July 1, 1997 in respect of the Common Stock) shares of Common Stock of the Company (all such shares, collectively, the "Restricted Stock"). Such shares of Restricted Stock may consist, either in whole or in part, of the Company's authorized and unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its Treasury.

         2. Restrictions on Shares. During the Restricted Period (as described in paragraph 4):

         (a)      shares  of  Restricted   Stock  may  not  be  sold,   assigned
                  transferred, pledged or otherwise encumbered;

         (b) the certificate representing such shares shall be registered in the name of the Executive shall be deposited with the Company, together with a stock power (in such form as the Company may determine) and shall be imprinted with a legend as referred to in paragraph 4; and

         (c) the Executive shall be treated as a stockholder with respect to shares of Restricted Stock, including the right to vote such shares; provided, however, the Executive shall not be entitled to vote shares of Restricted Stock with respect to record dates occurring on or after the date, if any, on which the Executive has forfeited such shares pursuant to paragraph 4.

         3. Transfers at Termination of Restricted Period. At the end of the Restricted Period with respect to any share of Restricted Stock, the certificate representing such share shall be transferred to the Executive (or the Executive's legal representative or heir) free of all legends and restrictions referred to in this Agreement.

         4. Vesting and Forfeitures. For purposes of this Agreement, the "Restricted Period" with respect to any share of Restricted Stock is the period commencing on the date such share was awarded pursuant to the terms of this Agreement and ending on the earlier to occur of (a) the third anniversary of the date such share was awarded pursuant to the terms of this Agreement and (b) the last day of the Term of Employment, subject to Section 6.3 of the Employment Agreement (such date on which the Restricted Period terminates, the "Vesting Date"). On each Vesting Date, for each award of 10,000 shares of Restricted Stock pursuant to the terms of this Agreement, the amount of such Restricted Stock which will vest will be determined by reference to the Company's TRS Percentile (as defined below) for the three year period preceding such Vesting Date in accordance with the following schedule:

            Company's TRS Percentile for Three-Year
                        Period Prior to                     Shares Vested on
                         Vesting Date                       Such Vesting Date
            ---------------------------------------         -----------------

70% or Higher                                                    10,000
Above 60% to 70%                                                  8,000
Above 50% to 60%                                                  6,000
Above 40% to 50%                                                  4,000
40% and below                                                         0


For purposes of the foregoing schedule, "TRS Percentile" means, for any period in question, the total return to the holders of Common Stock of the Company (including dividends and distributions, and assuming they are reinvested) as compared to the total return to holders of common stock of the companies (including dividends and distributions, and assuming they are reinvested) which comprise the Standard & Poor's 500 during such period, as determined in accordance with recognized financial practices and pursuant to publicly available sources. In establishing the initial base price of Ethan Allen Common Stock for purposes of the foregoing, reference will be made to the average closing prices of the Ethan Allen Common Stock, as reported in the NYSE Composite Index, over the 10 trading days immediately preceding July 27, 1994.

         Any shares of Restricted Stock which do not vest on their respective Vesting Date shall be immediately forfeited by the Executive, and returned and released to the Company, and the Executive thereafter shall have no further rights with respect to such shares.

         During the Restricted Period, all certificates evidencing the Restricted Stock will be imprinted will the following legend: "The securities evidenced by this certificate are subject to the transfer restrictions, forfeitures and other provisions of the Restricted Stock Agreement, dated as of July 1, 1997, between Ethan Allen Interiors, Inc. and M. Farooq Kathwari."

         5. Change in Control. Notwithstanding the provisions of paragraph 4, the Restricted Period for all shares of Restricted Stock will end not later than the date of a Change in Control, if the Executive is then employed by the Company and such shares were not previously forfeited in accordance with paragraph 4. For purposes of this Agreement, a "Change in Control" shall occur upon the occurrence of any of the following:

(a) the Board or the shareholders of the Company or Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Subsidiary"), either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Company or the Subsidiary, or the sale of substantially all of the assets of the Company and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Company or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Company and the Subsidiary, or (B) immediately after which the shareholders of the Company who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Company or the survivor or any parent thereof, as applicable;

(b) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons (other than the Company, an employee benefit plan sponsored by the Company or the Subsidiary, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the stock of the Company) shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Company or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof; or

(c) the Board or the Company shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Company's Restated Certificate of Incorporation.

         6. Adjustments to Number of Shares. Subject to the following provisions of this paragraph 6 in the event of any change in the outstanding shares of common stock of the Company by reason of any stock dividend, split, spinoff, recapitalization or other similar change, the terms and the number of shares of any outstanding Restricted Stock shall be equitably adjusted by the Company to the extent that such adjustment is necessary to preserve the benefit of this Agreement for the Executive and the Company.

         7. Agreement Not Contract of Employment. This Agreement does not constitute a contract of employment, and does not give the Executive the right to be retained in the employ of the Company.

         8. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

         9. Applicable Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to choice of law principles. Notwithstanding any other provision of this Agreement to the contrary, the Company may subject shares of stock transferred pursuant to this Agreement to such conditions, limitations or restrictions as the Company determines to be necessary or desirable to comply with any applicable law or regulation.

         10. Amendment. This Agreement may be amended by written agreement of the Executive and the Company, without the consent of any other person.

         IN WITNESS WHEREOF, the Executive has hereunto set his hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the date first above written.


                                        ---------------------------------
                                                M. Farooq Kathwari


                                        ETHAN ALLEN INTERIORS, INC.


                                        By_______________________________
                                          Its____________________________

                                                           Exhibit B


                              STOCK UNIT AGREEMENT


         THIS AGREEMENT, dated as of July 1, 1997, by and between Ethan Allen Interiors, Inc. (the "Company") and M. Farooq Kathwari (the "Executive").

                                WITNESSETH THAT:

         WHEREAS, the Company wishes to grant the right to receive shares of common stock of the Company to the Executive, to encourage the Executive to continue to provide services to the Company;

         WHEREAS, the Company and Executive have entered into an Employment Agreement, dated October ___, 1997 (as amended in accordance with its terms, the "Employment Agreement"), and this Agreement is being entered into pursuant to
Section 5.2(b)(ii) thereof;

         NOW THEREFORE, IT IS AGREED between the Company and the Executive as follows:

         1. Stock Account. A Stock Account shall be maintained on behalf of the Executive, which shall be subject to the following adjustments:

(a) As of July 1, 1997, and each July 1, thereafter while the Executive remains employed by the Company during the Term of Employment as defined in the Employment Agreement but subject to Section 6.3 of the Employment Agreement, the Stock Account will be credited with 7,000 Stock Units.

(b) As of the date of any distribution of shares of Stock with respect to a Executive's Stock Account under paragraph 4, the Stock Units credited to a Executive's Stock Account shall be reduced by the number of Shares so distributed to the Executive.

(c) The number of Stock Units to be credited to the Stock Account as of each July 1 in accordance with paragraph (a), and the number of Stock Units in the Account balance as of any date, shall be equitably adjusted by the Company for any change in the outstanding shares of common stock of the Company by reason of any stock dividend, split, spinoff, recapitalization or other similar change, occurring after July 1, 1997 to the same extent such adjustments would be made under the Plan with respect of the Common Stock, as necessary to preserve the benefit of this Agreement for the Executive and the Company.

         2. Dividends. As of each dividend record date for Company common stock ("Common Stock") occurring on or after the date any Stock Units are credited to the Executive's Stock Account, and prior to the date of distribution of shares of Stock with respect to those Stock Units, the Executive shall receive a cash payment equal to the amount of the dividend that would be payable with respect to the number of shares of Common Stock equal to the number of Stock Units credited to the Executive's Stock Account on the dividend record date, with such payment made on the date of payment of the applicable dividend.

         3. Statement of Accounts. As soon as practicable after the end of each fiscal year of the Company, the Company shall provide the Executive with a statement of the transactions in his Stock Account during that year and his Account balances as of the end of the year.

         4. Distribution. As soon as practicable (but not more than 30 days) after the Executive's Date of Termination (regardless of the reason for termination), the Executive shall receive a distribution of shares of Common Stock equal to the number of Stock Units then credited to his Stock Account immediately prior to such distribution. Such shares may consist, either in whole or in part, of the Company's authorized and unissued Common Stock or shares of the Company's authorized and issued Common Stock reacquired by the Company and held in its Treasury.

         5. Rights to Shares. At all times, the Executive shall be fully vested in the Stock Units credited to his Stock Account, and shall be fully vested in the right to receive the distribution of Common Stock in accordance with paragraph 4, regardless of the reason for the Executive's termination of employment. Neither the Executive nor any other person shall, by reason of this Agreement, acquire any right in or title to any assets, funds or property of the Company whatsoever prior to the date shares of Common Stock are distributed. The Executive shall have only a contractual right to the shares and cash distributable under this Agreement, unsecured by any assets of the Company.

         6. Restrictions on Stock Units. Until distribution, Stock Units may not be sold, assigned transferred, pledged or otherwise encumbered, and the Executive shall not be treated as a stockholder with respect to Stock Units.

         7. Agreement Not Contract of Employment. This Agreement does not constitute a contract of employment, and does not give the Executive the right to be retained in the employ of the Company.

         8. Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of, the Company and its successors and assigns, and upon any person acquiring, whether by merger, consolidation, purchase of assets or otherwise, all or substantially all of the Company's assets and business.

         9. Applicable Law. The provisions of this Agreement shall be construed in accordance with the laws of the State of New York, without giving effect to choice of law principles. Notwithstanding any other provision of this Agreement to the contrary, the Company may subject shares of stock transferred pursuant to this Agreement to such conditions, limitations or restrictions as the Company determines to be necessary or desirable to comply with any applicable law or regulation.

         10. Amendment. This Agreement may be amended by written agreement of the Executive and the Company, without the consent of any other person.

         IN WITNESS WHEREOF, the Executive has hereunto set his hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the date first above written.


                                              ---------------------------------
                                                    M. Farooq Kathwari


                                              ETHAN ALLEN INTERIORS, INC.


                                              By_______________________________
                                                Its____________________________

                                                           Exhibit C


                             STOCK OPTION AGREEMENT

         THIS AGREEMENT, dated as of September 19, 1997 (the "date of grant") and entered into by and between Ethan Allen Interiors Inc. (the "Company") and M.
Farooq Kathwari (the "Participant").

                                WITNESSETH THAT:

         WHEREAS, the Company and Executive have entered into an Employment Agreement, dated October ___, 1997 (as amended in accordance with its terms, the "Employment Agreement"); and

         WHEREAS, the Company maintains the Ethan Allen Interiors Inc. 1992 Stock Option Plan (the "Plan"); and

         WHEREAS, the Participant has been selected by the Compensation Committee of the Board of Directors of the Company (the "Committee") to receive an award under the Plan and in accordance with the Employment Agreement, and this Stock Option Agreement is being entered into pursuant to Section 5.2(c)(i) thereof;

         WHEREAS, to the extent not specified in the Plan, the terms of the award have been determined by the Committee and in accordance with the Employment Agreement and are set forth in this Agreement;

         NOW THEREFORE, IT IS AGREED between the Company and the Participant as follows:

         1. Award; Option Price. The Participant is hereby granted a Stock Option to purchase 1,000,000 shares of Common Stock, subject to the following:

(a) Subject to the terms of this Agreement, the Participant shall be entitled to purchase 500,000 of such shares at an exercise price equal to $31.75 per share (the closing price on the NYSE Composite Index of the Common Stock at September 19, 1997). The right to purchase shares at the price specified in this paragraph (a) is referred to as "Grant A."

(b) Subject to the terms of this Agreement, the Participant shall be entitled to purchase 500,000 of such shares at an exercise price equal to $41.275 per share (130% of the closing price on the NYSE Composite Index of the Common Stock at September 19, 1997). The right to purchase shares at the price specified in this paragraph (b) is referred to as "Grant B."

         2. Vesting; Forfeitures. Each of Grant A and Grant B of this Stock Option shall become "vested" and exercisable, determined by reference as to whether the Term of Employment (as defined under the Employment Agreement) has continued, subject to Section 6.3 of the Employment Agreement, through specified anniversaries of the date of grant, as follows:

      Number of Shares
    of Grant A or Grant B                  Option Termination Date
    ---------------------                  -----------------------

          33 1/3%                           First Anniversary
          33 1/3%                           Second Anniversary
          33 1/3%                           Third Anniversary

For purposes of this Agreement, the "Option Termination Date" will refer to the effective date of termination of the Term of Employment in accordance with the Employment Agreement, subject to Section 6.3 of the Employment Agreement. Upon the Option Termination Date, the portion of Grant A and Grant B of the Stock Option shall be forfeited to the extent that such portions are not then vested and exercisable pursuant to the foregoing schedule, provided that any portion of Grant A or Grant B of the Stock Option that is vested and exercisable prior to the Option Termination Date will not be forfeited, and will be exercisable by Executive in accordance with this Agreement.

         3. Change in Control. Notwithstanding the provisions of paragraph 2, both Grant A and Grant B of the Stock Option will become immediately exercisable upon the occurrence of a Change in Control, if the Executive is then employed by the Company and such options have not previously been forfeited in accordance with paragraph 2. For purposes of this Agreement, a "Change in Control" shall occur upon the occurrence of any of the following:

(a) the Board or the shareholders of the Company or Ethan Allen Inc., a Delaware corporation and a wholly owned subsidiary of the Company (the "Subsidiary"), either or both, as may be required to authorize the same, shall approve (i) any liquidation of the Company or the Subsidiary, or the sale of substantially all of the assets of the Company and the Subsidiary taken as a whole, or (ii) any merger, consolidation and/or other business combination involving the Company or the Subsidiary or any combination of any such transactions (a "Transaction"), other than a Transaction (A) involving only the Company and the Subsidiary, or (B) immediately after which the shareholders of the Company who were shareholders immediately prior to the transaction continue to own beneficially, directly or indirectly, in substantially similar proportions to those in effect immediately prior to such transaction more than 50% of the then outstanding voting securities of the Company or the survivor or any parent thereof, as applicable;

(b) any Person (as defined below) or group (as such term is defined in Rule 13d-5 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of related Persons (other than the Company, an employee benefit plan sponsored by the Company or the Subsidiary, or a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of the stock of the Company) shall beneficially own, directly or indirectly, more than 50% of the then outstanding voting stock of the Company or the Subsidiary (for purposes of this Agreement, "Person(s)" means any individual, entity, or other person, as defined in Section 3(a)(9) of the Exchange Act, and as used in Sections 13(d) and 14(d) thereof; or

(c) the Board or the Company shall authorize, approve or engage in any Business Combination with an Interested Person, each as defined in Article Fifth of the Company's Restated Certificate of Incorporation.

         4. Exercise. Subject to the terms of this Agreement and the Plan, the Stock Option may be exercised in accordance with the following:

(a) To the extent that it is exercisable, the Stock Option may be exercised in whole or in part at any time prior to the Expiration Date (as defined in paragraph 5); provided, however that, the Stock Option may only be exercised with respect to whole shares of Common Stock.

(b)      The Stock  Option  may be  exercised  with  respect to no less than 100
         shares  of  Common  Stock,   or  if  less  than  100  shares  are  then
         exercisable, the number of whole shares then exercisable.

(c) Payment of the Option Price (and the amount of any required taxes) may be made by cash, check, or by the delivery of shares of Common Stock having a Fair Market Value equal to the aggregate Option Price (and the amount of any required taxes).

(d) The Participant may elect to have any distribution of shares of Common Stock pursuant to the exercise of the Stock Option withheld to satisfy the amount of any required taxes.

         5. Expiration Date. For purposes of this Agreement, the "Expiration Date" shall be the close of business on the earlier of the following dates (or if such date is not a business day, the last business day preceding such date):

(a)      the date which is 10 years from date of grant; or

(b)      the date which is 90 days after the Option Termination Date, subject to
         Section 6.3 of the Employment Agreement; provided, however, that if the Participant's employment with the Company terminates by reason of "Retirement" as defined in Section 1.8 of the Employment Agreement, the date determined under this paragraph (b) shall be not earlier than the three-year anniversary of the date of the Executive's Retirement.

         6. Defined Terms; Terms of Plan. Unless the context clearly indicates otherwise, defined terms as used in this Agreement shall have the same meaning as ascribed to those terms under the Plan. Notwithstanding any other provision of this Agreement, the terms of the Plan shall govern and the Stock Option shall be subject, in all respects, to the terms and conditions of the Plan.

         IN WITNESS WHEREOF, the Participant has hereunto set his hand and the Company has caused these presents to be executed in its name and on its behalf, all as of the date first above written.

                                            ---------------------------------
                                                   M. Farooq Kathwari

                                            ETHAN ALLEN INTERIORS INC.


                                            By_______________________________
                                              Its____________________________

                                                  Exhibit B to Proxy Statement



                           ETHAN ALLEN INTERIORS INC.
                             1992 STOCK OPTION PLAN
                                (March 23, 1993)

         1. Purpose. The purpose of this Ethan Allen Interiors Inc. 1992 Stock Option Plan (the "Plan) is to increase stockholder value, to advance the interests of Ethan Allen Interiors Inc. (the "Company"), its subsidiary, Ethan Allen Inc. ("Ethan Allen") and its and Ethan Allen's other subsidiaries and affiliates (collectively, the "Subsidiaries"), to strengthen the Company's ability to attract and retain the services of experienced and knowledgeable independent directors to enhance the Company's, and its Subsidiaries' ability to attract, retain and motivate employees, and to provide such directors and employees with an opportunity to acquire an equity interest in the Company.

         2. Administration.

                  2.1 Administration, Generally. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Compensation Committee of the Company's Board of Directors (the "Committee"); provided, however, that, with respect to the grant or administration of awards made to or held by persons who, at the time of the exercise of such authority, are subject to section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all authority otherwise granted to the Committee under the Plan shall be exercised by a committee of the Board of Directors which shall consist of two or more disinterested persons within the meaning of Rule 16b-3 ("Rule 16b-3") promulgated under the Exchange Act.

                  2.2 Authority. Subject to the terms and conditions of the Plan, the Committee shall have the authority to (a) manage and control the operation of the Plan, (b) interpret and construe the provisions of the Plan or the provisions of any award under the Plan, and prescribe, amend and rescind rules and regulations relating to the Plan, (c) make awards under the Plan, in such forms and amounts and subject to such restrictions, limitations and conditions as it deems appropriate, including, without limitation, awards which are made in combination with or in tandem with other awards (whether or not contemporaneously granted), (d) modify the terms of, cancel and reissue, or repurchase outstanding awards, (e) prescribe the form of, agreement, certificate or other instrument evidencing any award under the Plan, (f) correct any defect or omission and reconcile any inconsistency in the Plan or in any award hereunder, and (g) make all other determinations and take all other actions as it deems necessary or desirable for the implementation and administration of the Plan. Notwithstanding the foregoing provisions of this subsection 2.2, the Chief Executive Officer ("CEO") of the Company shall submit his recommendation for awards under the Plan to the Committee or, if no such Committee exists, to the Company's Board of Directors (the "Board"). The Committee, or the Board, if no such Committee shall exist, shall duly consider the recommendations of the Chief Executive Officer, and shall have the authority to accept, modify or reject the CEO's recommendation, or to request the CEO to reconsider such recommendation or to request the CEO to reconsider such recommendation. In addition, the Committee shall have no power, authority or discretion to determine the persons who are entitled to awards under Section 5, to determine the number, price or timing of awards granted pursuant to Section 5 or to alter the terms and conditions of awards made pursuant to Section 5. The determination of the Committee on matters within its authority shall be conclusive and binding on the Company and all other persons.

         3. Participation. Subject to the terms and conditions of Section 2 and the remainder of the Plan, the Committee shall determine and designate from time to time the directors of the Company and employees of the Company and its Subsidiaries who shall receive awards under the Plan ("Participants"); provided, however, that the Committee shall have no power, authority or discretion to determine the persons who are entitled to awards under Section 5. The granting of awards, if any, and the size of such awards are purely discretionary, and, no employee or director shall have any right or privilege to be considered as a Participant, and no Participant shall have any right or privilege, or be deemed to have an expectation of being, recommended for an award, subject to Section 5.

                  4. Shares Subject to the Plan.

                  4.1 Number of Shares Reserved. Shares of common stock, .01 par value, of the Company ("Common Stock") shall be available for awards under the Plan. To the extent provided by resolution of the Company's Board of Directors, such shares may be uncertificated. Subject to adjustment in accordance with subsections 4.2 and 4.3, the aggregate number of shares of Common Stock available for awards under the Plan shall be equal to 580,199.

                  4.2 Reusage of Shares.

                  (a) In the event of the exercise or termination (by reason of forfeiture, expiration, cancellation, surrender or otherwise) of any award under the Plan, that number of shares of Common Stock that was subject to the award but not delivered shall again be available for awards under the Plan.

                  (b) Notwithstanding the provisions of paragraph (a), the following shares shall not be available for reissuance under the Plan:
         (i) shares which are withheld from any award or payment under the Plan to satisfy tax withholding obligations (as described in paragraph 8.5(e)); (ii) shares which are surrendered to fulfill tax obligations (as described in paragraph 8.5(e)); and (iii) shares which are surrendered in payment of the Formula Option Price (as defined in subsection 5.1) upon the exercise of a Formula Option or the Option Price (as defined in subsection 6.1)upon the exercise of a Stock Option.

                  4.3  Adjustments  to  Shares  Reserved.  In the  event  of any merger, consolidation, reorganization, recapitalization, spinoff, split-up, stock dividend, stock split, reverse stock split, repurchase, exchange or other distribution with respect to shares of Common Stock or other change in the corporate structure or capitalization affecting the Common Stock, the type and number of shares of stock which are or may be subject to awards under the Plan and the terms of any outstanding awards (including the price at which shares of stock may be issued pursuant to an outstanding award) shall be equitably adjusted by the Committee, in its sole discretion, to preserve the value of benefits awarded or to be awarded to Participants under the Plan.

                  5. Formula Awards.

                  5.1 Formula options. As of the date of the annual meeting of the Company's stockholders for 1993, each Independent Director (as defined below) shall be awarded an option to purchase 2,500 shares of Common Stock with an exercise price equal to the initial offering price in the Company's initial public offering of Common Stock on March 23, 1993 ("IPO") (such options will be rounded off to the nearest whole share number, and are collectively referred to as "Formula Options"). Formula Options granted pursuant to this subsection 5.1 shall not constitute "Incentive Stock Options" within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). For purposes of the Plan, the term "Independent Director" as of any annual meeting of the Company's stockholders means a person who (a) is a director of the Company as of the ending of such meeting, (b) is not an executive or employee of the Company or its subsidiaries, and (c) is not a partner, executive or employee of any person, or group (as defined under Rule 13(d) under the Securities Exchange Act of 1934) which includes persons, which would be an "interested person" as referred to in the Company's Certificate of Incorporation (without regard to any "business combination" for this purpose) as of the date hereof or as of the date of grant. If, for any reason, any Independent Director is prohibited or restricted from personally receiving the foregoing Formula Options by his employer or otherwise, such Formula Options will not be issued to such Independent Director.

                  5.2 Service Required for Exercise. One half of each Formula Option granted to an Independent Director Participant shall become exercisable upon such Participant's completion of one continuous year of service as an Independent Director after the date of the grant thereof, and the remaining one-half of each Formula Option granted to an Independent Director shall become exercisable upon such Participant's completion of two continuous years of service as an Independent Director after the date of the grant hereof.

                  5.3 Expiration of Formula Options. All rights with respect to a Formula Option shall automatically terminate on the earliest of:

                           (a) the date which is 10 years  after the date of the
                  grant;

                           (b) the date which is 90 days after the date on which
                  the Participant's service to the Company as an Independent Director terminates for any reason.

                  5.4 Manner of Exercise. A Formula Option may be exercised, in whole or in part, by giving written notice to the Chief Executive Officer of the Company prior to the date on which the Formula Option expires; provided, however, that a Formula Option may only be exercised with respect to whole shares of Common Stock. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment of the exercise price for such shares in such form and manner as the Committee may from tire to time approve.

                  6. Stock Options.

                  6.1 Awards. Subject to the terms and conditions of the Plan, there shall be designated the Participants to whom options to purchase shares of Common Stock ("Stock Options") are to be awarded under the Plan and shall determine the number, type and terms of the Stock Options to be awarded to each of them; provided, however, that each Stock Option shall expire on the earlier of the date provided by the option terms or the date which is 10 years after the date of grant; and provided further that no Stock Options shall be awarded pursuant to this Section 6 to any Independent Director. The option price per share (the "Option Price") for any Stock Option awarded shall not be less than the greater of par value or the Fair Market Value of a share of Common Stock on the date the Stock Option is awarded. Each Stock Option awarded under the Plan shall be a "nonqualified stock option" for tax purposes unless the Stock Option satisfies all of the requirements of section 422 of the Code and the Committee designates such Stock Option as an Incentive Stock Option.

                  6.2 Manner of Exercise. A Stock Option may be exercised, in whole or in part, by giving written notice to the Chief Executive Officer of the Company prior to the date on which the Stock Option expires; provided, however, that a Stock Option may only be exercised with respect to whole shares of Common Stock. Such notice shall specify the number of shares of Common Stock to be purchased and shall be accompanied by payment of the Option Price for such shares in such form and manner as the Committee may from time to time approve.

                  7. Stock Appreciation Rights.

                  7.1 Awards. Subject to the terms and conditions of the Plan, there shall be designated the Participants to whom stock appreciation rights ("SARs") are to be awarded under the Plan and shall determine the number and terms of the SARs to be awarded to each of them; provided, however, that each SAR shall expire on the earlier of the date provided by the terms of the SAR or the date which is 10 years after the date of grant; and provided further that no SARs shall be awarded pursuant to this Section 7 to any Independent Director.

                  7.2 Payment. Subject to the terms and conditions of the Plan, upon exercise of an SAR, a Participant shall be entitled to receive that number of shares of Common Stock having a Fair Market Value (as of the date of exercise) equal to the product of:

                           (a) the number of shares of Common  Stock as to which
                  the SAR is exercised; and

                           (b) the  excess of the Fair  Market  Value (as of the
                  date of exercise) of a share of Common Stock over the exercise price of the SAR;

         provided, however, that, in lieu of fractional shares of Common Stock, a Participant shall be entitled to receive an appropriate cash payment; and provided further that the Committee, in its sole discretion, may elect to settle the SAR (or any portion thereof) in cash equal to the Fair Market Value on the exercise date of any or all of the shares of Common Stock that would otherwise be issuable upon exercise.

                  7.3 Manner of Exercise. An SAR may be exercised, in whole or in part, by giving written notice to the Chief Executive Officer of the Company prior to the date on which the SAR expires. Such notice shall specify the number of shares with respect to which the SAR is exercised. As soon as practicable after receipt of such notice, the Company shall deliver to the Participant certificates for the shares of Common Stock or cash, or both, to which the Participant is entitled pursuant to subsection 7.2.

                  8. General.

                  8.1 Effective Date. The Plan will become effective March 23, 1993. If the Plan is not approved by the shareholders of the Company prior to such date, awards may be granted under the Plan prior to such approval; provided, however, that if such approval is not received prior to the first anniversary of the Plan's adoption by the Company's Board of Directors, such awards shall be of no effect.

                  8.2 Duration. The Plan shall remain in effect until all awards made under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated in accordance with the terms of the Plan or the award. No award may be made under the Plan after the tenth anniversary of the earlier of the date on which the Plan is adopted by the shareholders of the Company or the date on which the Plan is adopted by the Company's Board of Directors.

                  8.3 Non-transferability of Awards; Other Agreements. No award made under the Plan may be transferred, pledged or assigned by the holder thereof (except, in the event of the holder's death, by will or the laws of descent and distribution) and the Company shall not be required to recognize any attempted assignment of such rights by any Participant. During a Participant's lifetime, awards may be exercised only by him or by his guardian or legal representative. Awards under the Plan, including any Formula Options, Stock Options, SARs and Common Stock issued in connection with Formula Options, Stock Options, SARs or otherwise, will also be subject to any other agreements entered into, from time to time, by the Participant and the Company.

                  8.4 Effect of Termination of Employment or Death. In the event that a Participant dies (or in the case of a Participant who is an employee, ceases to be an employee of the Company for any reason, including death), any Stock Options or SARs then outstanding may be exercised  or shall expire 90 days  thereafter,  and  therefore  may be exercised by such Participant (or his estate) within 90 days thereafter, unless otherwise provided in accordance with the terms of the award.

                  8.5 Compliance with Applicable Law and Withholding.

                           (a) Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue any shares of Common Stock under the Plan if such issuance would violate any applicable law or any applicable regulation or requirement of any securities exchange or similar entity.

                           (b) Prior to the issuance of any shares of Common Stock under the Plan, the Company may require a written statement that the recipient is acquiring the shares for investment and not for the purpose or with the intention of distributing the shares and will not dispose of them in violation of the registration requirements of the Securities Act of 1933.

                           (c) With  respect  to any  person  who is  subject to
                  section 16(a) of the Exchange Act, the Committee may, at any time, add such conditions and limitations to any award under the Plan that it deems necessary or desirable to comply with the requirements of Rule 16b-3.

                           (d) If, at any time, the Company, in its sole discretion, determines that the listing, registration or qualification (or any updating of any such document) of any award, or the shares of Common Stock issuable pursuant thereto, is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, any award or the issuance of shares of Common Stock pursuant to any award, such award shall not be made and the shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

                           (e) All awards and payments  under the Plan which are
                  made to employees of the Company are subject to withholding of all applicable taxes and the Company shall have the right to withhold from any such award under the Plan or to collect as a condition of any payment under the Plan, as applicable, any taxes required by law to be withheld. To the extent provided by the Committee, a Participant may elect to have any distribution otherwise required to be made under the Plan to be withheld or to surrender to the Company shares of Common Stock already owned by the Participant to fulfill any tax withholding obligation.

                  8.6 No Continued Employment. The Plan does not constitute a contract of employment or continued service, and participation in the Plan will not give any employee or Participant the right to be retained in the employ of the Company or the right to continue as a director of the Company or any right or claim to any benefit under the Plan unless such right or claim has specifically accrued under the terms of the Plan or the terms of any award under the Plan.

                  8.7 Treatment as a Stockholder. Any award to a Participant under the Plan shall not create any rights in such Participant as a stockholder of the Company until shares of Common Stock are registered in the name of the Participant.

                  8.8 Amendment and Termination of the Plan. The Company's Board of Directors may, at any time and in any manner, amend, alter, suspend, discontinue, or terminate the Plan or any award outstanding under the Plan; provided, however, that no such amendment, alteration, suspension, discontinuance or termination shall:

                           (a) increase or decrease the number of shares reserved under subsection 4.1 without stockholder approval;

                           (b) be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange or automated quotation system upon which the Common Stock is listed or quoted;

                           (c) alter or impair the rights of  Participants  with
                  respect to awards previously made under the Plan without the consent of the holder thereof; or

                           (d) make any change that would  disqualify  the Plan,
                  intended to be so qualified, from the exemption provided by Rule 16b-3.

         Notwithstanding  any other  provision of the Plan,  the  provisions  of
         Section 5 may not be amended more frequently than once in any six-month period except to comport with changes in the Code, the Employee
         Retirement Income Security Act of 1974, as amended, or the rules thereunder.

                  8.9 Immediate Acceleration of Incentives. Notwithstanding any provision in this Plan to the contrary or the normal terms of vesting under any award, all outstanding Formula Options, Stock Options and SARs will become exercisable immediately if a Change in Control occurs. For purposes of this Plan, a "Change in Control" shall have occurred if a Business Combination (as defined in Article Fifth of the Company's Certificate of Incorporation) occurs and is consummated and the disinterested directors of the Company either do not approve such Business Combination in accordance with Article Fifth, or do approve such Business Combination and so authorize such immediate exercisability in connection with such Business Combination.

                  8.10 Definition of Fair Market Value. Except for Formula Options or other Stock Options granted as of the closing date of the IPO, for which the "Fair Market Value" of a share of Common Stock shall be equal to the IPO price and as otherwise determined by the Committee, the "Fair Market Value" of a share of Common Stock as of any date shall be equal to the closing sale price of a share of Common Stock as reported on The National Association of Securities Dealers' New York Stock Exchange Composite Reporting Tape (or if the Common Stock is not traded on the New York Stock Exchange, the closing sale price on the exchange on which it is traded or as reported by an applicable automated quotation system) (the "Composite Tape") on the applicable date or, if no sales of Common Stock are reported on such date, the closing sale price of a share of Common Stock on the date the Common Stock was last reported on the Composite Tape (or such other exchange or automated quotation system, if applicable).

                  8.11 Other Agreements. All Options and SARS, and shares of Common Stock issued in respect thereof, will be subject to any other agreements, if any, between the Company and a Participant that is issued Awards hereunder.

                                              Exhibit C to Proxy Statement


                               Second Amendment of
                           Ethan Allen Interiors Inc.
                             1992 Stock Option Plan

         WHEREAS, Ethan Allen Interiors Inc. (the "Company") maintains the Ethan Allen Interiors Inc. 1992 Stock Option Plan (the "Plan");

         WHEREAS, the Plan was amended on November 4, 1996, in order to reserve additional shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), for use under the Plan;

         WHEREAS, further amendment of the Plan is now desirable;

         NOW, THEREFORE, the Plan is hereby amended, effective as of October __, 1997, in the following particulars; provided, however, that this amendment shall be contingent upon its approval by the shareholders of the Company at its 1997 annual meeting of shareholders, with such approval to satisfy Treas. Reg.
section  1.162-27(e)(4)(vii)  and New York Stock Exchange  Listed Company Manual
section 312.03(a):

1.  By substituting the following for the subsection 2.1 of the Plan:

         "2.1 Administration, Generally. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Compensation Committee of the Company's Board of Directors, or by such other committee of the Board as the Board may determine (the "Committee")."

2.  By substituting the following for subsection 4.1 of the Plan:

         "4.1 Number of Shares Reserved. Shares of common stock, $.01 par value, of the Company ("Common Stock") shall be available for awards under the Plan. To the extent provided by resolution of the Company's Board of Directors, such shares may be uncertificated. Subject to adjustments in accordance with subsections 4.2 and 4.3 for events occurring after October __, 1997, and after giving effect to the two-for-one split of the Common Stock distributed on September 2, 1997, to shareholders of record on August 18, 1997, the aggregate number of shares of Common Stock available for awards under the Plan shall be equal to 2,500,924."

3. By adding the following new subsection 4.4 to the Plan, to follow immediately after subsection 4.3 thereof:

         "4.4 Individual Limit. The maximum number of shares of Common Stock that may be covered by Options and SARs granted to any one individual during any fiscal year of the Company shall be 2,000,000 shares (subject to adjustment in accordance with subsection 4.3)."

4. By substituting the following for the first sentence of subsection 6.1 of the Plan:

         "Subject to the terms and conditions of the Plan, there shall be designated the Participants to whom options to purchase shares of Common Stock ("Stock Options") are to be awarded under the Plan and shall determine the number, type and terms of the Stock Options to be awarded to each of them; provided however, that each Stock Option shall expire on the earlier of the date provided by the option terms or the date which is 10 years after the date of grant."

5.       By substituting the following for subsection 7.1 of the Plan:

         "7.1 Awards. Subject to the terms and conditions of the Plan, there shall be designated the Participants to whom stock appreciation rights ("SARs") are to be awarded under the Plan and shall determine the number and terms of the SARs to be awarded to each of them; provided, however, that each SAR shall expire on the earlier of the date provided by the terms of the SAR or the date which is 10 years after the date of grant."

6.       By substituting the following for subsections 8.1 and 8.2 of the Plan:

         "8.1  Effective Date. The Plan shall be effective as of March 23, 1993.

         "8.2 Duration. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan on any date after October ___, 2007."

7. By substituting the following for the first sentence of subsection 8.3 of the Plan:

         "Except as otherwise provided by the Committee, no award made under the Plan may be transferred, pledged or assigned by the holder thereof (except in the event of the holder's death, by will or the laws of descent and distribution) and the Company shall not be required to recognize any attempted assignment of such rights by any Participant."

8.       By substituting the following for subsection 8.8 of the Plan:

         "8.8 Amendment and Termination of the Plan. The Company's Board of Directors may, at any time and in any manner, amend, alter, suspend, discontinue, or terminate the Plan or any award outstanding under the Plan; provided however, that no such amendment, alteration, suspension, discontinuance or termination shall alter or impair the rights of Participants with respect to awards previously made under the Plan without the consent of the holder thereof.